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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22043

Invesco Dynamic Credit Opportunities Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Philip A. Taylor 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (404) 439-3217

Date of fiscal year end: 2/28

Date of reporting period: 2/28/15

Item 1. Report to Stockholders.

Annual Report to Shareholders February 28, 2015

Invesco Dynamic Credit Opportunities Fund

NYSE: VTA

2 Letters to Shareholders
4 Performance Summary
4 Management Discussion
6 Supplemental Information
7 Dividend Reinvestment Plan
8 Schedule of Investments
26 Financial Statements
29 Notes to Financial Statements
38 Financial Highlights
40 Auditor's Report
41 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period, the US economy showed unmistakable signs of improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second and third quarters as employment data improved markedly. Given continuing positive economic trends, the US Federal Reserve (the Fed) ended its extraordinary asset purchase program in October – but it pledged in December to be “patient” before raising interest rates.

    Political change in Washington, DC; changes to monetary policy by the Fed and other central banks; the future direction of oil prices; and unexpected geopolitical events are likely to affect markets in the US and overseas in 2015. This may make some investors hesitant to begin to save for their long-term financial goals. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries.

    Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 341 2929. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc.

2 Invesco Dynamic Credit Opportunities Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■   Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

■   Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Dynamic Credit Opportunities Fund

Management’s Discussion of Fund Performance

Performance summary

This is the annual report for Invesco Dynamic Credit Opportunities Fund (the Fund) for the fiscal year ended February 28, 2015. The Fund’s return can be calculated based on either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities and preferred shares by the total number of common shares outstanding. Market price reflects the supply and demand for Fund shares. As a result, the two returns can differ, as they did during the reporting period. For the fiscal year, the Fund, at NAV, produced a positive return and outperformed its benchmark, the Credit Suisse Leveraged Loan Index.

Performance

Total returns, 2/28/14 to 2/28/15

Fund at NAV	3.29%
Fund at Market Value	0.57
Credit Suisse Leveraged Loan Index▼	2.80

Market Price (Discount) to NAV as of 2/28/15	–9.11

Source(s): ▼Bloomberg L.P.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Fund expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

    Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest

The Fund seeks to provide a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or variable senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographic regions. We believe a highly diversified pool of bank loans from the broadest spectrum of issuers and

Portfolio Composition†*
By credit quality, based on total investments

BBB+	0.2%
BBB	0.2
BBB-	0.6
BB+	2.7
BB	7.4
BB-	11.8
B+	14.2
B	26.2
B-	9.5
CCC+	9.0
CCC	0.6
CC	0.2
D	0.3
Not Rated	14.0
Equity	3.1

Top Five Debt Issuers*

1. Asurion LLC	2.5%
2. First Data Corp.	1.8
3. Nobina Europe AB	1.6
4. iHeart Communications, Inc.	1.4
5. Scientific Games International, Inc.	1.4

Total Net Assets
Applicable to Common Shares	$983.8 million

Total Number of Holdings	578

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

†	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

consisting of the highest credit quality available in line with portfolio objectives may provide the best risk-reward potential.

    Our credit analysts review all holdings and prospective holdings. Key consideration is given to the following:

■	Management. Factors include management’s experience in operating the business, management depth and incentives and track record operating in a leveraged environment.
■	Industry position and dynamics. Factors include the firm’s industry position, life cycle phase of the industry, barriers to entry and current industry capacity and utilization.
■	Asset quality. Considerations may include valuations of hard and intangible assets, how easily those assets can be converted to cash and appropriateness to leverage those assets.
■	Divisibility. This factor focuses on operating and corporate structures, ability of the firm to divide easily and efficiently, examination of non-core assets and valuation of multiple brand names.
■	Sponsors. Considerations include the firm’s track record of quality transactions, access to additional capital and control or ownership of the sponsoring firm.
■	Cash flow. We examine the firm’s sales and earnings breakdown by product, divisions and subsidiaries. We look at the predictability of corporate earnings and the cash requirements of the business and conduct an examination of business cycles, seasonality and international pressures.
■	Recovery and loan-to-value. These factors focus on further examination of the probability of default and the rate of recovery associated with loans.

    We attempt to construct the portfolio using a conservative bias to help manage credit risk, while focusing on optimization of return relative to appropriate benchmarks. We constantly monitor the holdings in the portfolio and conduct daily, weekly and monthly meetings with portfolio managers and analysts, as well as with borrowers and loan sponsors.

    Utilizing our proprietary risk rating system, our analysts assign, continually monitor and update probability of default and expected recovery ratings for every asset in the portfolio. Using the resulting risk-adjusted returns, analysts monitor positions relative to market levels to detect early sell signals in an attempt to minimize principal loss and maximize relative value.

4 Invesco Dynamic Credit Opportunities Fund

Market conditions and your Fund

For the fiscal year ended February 28, 2015, the senior secured loan market delivered a high level of current income with moderate asset price volatility. The fiscal year was characterized by slow, steady gains throughout the year punctuated by two periods of elevated volatility. First, in the late summer/early fall of 2014, the loan market traded off due to contagion from geopolitical turmoil and a technical imbalance and again toward the end of 2014, when negative sentiment and lower oil prices fueled market volatility.

    In February 2015, at the end of the Fund’s fiscal year, the Credit Suisse Leveraged Loan Index returned 1.41%, the strongest one-month return in more than three years. This brought the index’s return for the first two months of 2015 to 1.67%. Positive sentiment returned due to broader capital markets and loans benefited from supportive fourth quarter earnings results, a strong technical bid from collateralized loan obligations (CLO) issuance, a light new issue calendar and the stabilization of oil prices.

    In spite of monthly ebbs and flows during the year, demand driven by CLO issuance and institutional accounts provided a generally supportive environment in the market during the fiscal year. The loan market did see a price pull back near the end of 2014, but this was generally due to technical contagion from high yield and concerns related to the energy sector. Overall demand for senior loan funds remained strong during the reporting period due to a number of factors, including limited duration risk, attractive current yield and an improving economic outlook.

    In terms of broad fundamentals, the trailing 12-month default rate at the end of the reporting period was 3.92% by principal amount, but only 0.73% by number of loans defaulted.1 This differential is largely attributable to two high-profile leveraged buyouts that defaulted. When one of those defaults rolls out of the trailing 12-month default rate in April 2015, the default rate by principal amount will be 1.10%.1

    We sought to be prudent in positioning the Fund with respect to credit quality and leverage. During the fiscal year, we favored B-rated credits given our view that the economy is likely to continue improving. We believe an improving economy may lead to companies increasing capital expenditures and thus we continued to overweight the business equipment and services sector. We also expect cyclical industries to perform well in the short to medium term and thus we increased our weighting to the automotive sector during the year. We have concerns about the performance of casinos and have reduced our exposure, particularly to properties located outside of Las Vegas. Additionally, we continued to underweight the Fund’s benchmark in health care, given our view that, while well priced, this sector faces the possibility of systemic structural changes.

    Our exposure to Europe increased substantially in the first half of the reporting period and our European holdings were a major contributor to the Fund’s performance during that time relative to its benchmark. While we reduced our exposure to Europe in the second half of the reporting period, Europe overall had a positive impact on the performance of the Fund.

    As of the close of the reporting period, leverage accounted for 33% of the Fund’s net asset value plus borrowings and VRTP shares. Unlike other fixed income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans generally adjusts to changes in interest rates, as do the rates which determine the Fund’s borrowing costs. However, as mentioned earlier, the use of leverage can increase the Fund’s volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    The Fund used derivatives as part of implementing its investment strategy. A derivative instrument is a security whose value is derived from the value of an underlying asset, reference rate or index. The Fund uses derivative instruments for a variety of reasons, such as to attempt to protect against possible changes in market value or in an effort to generate a gain. During the fiscal year, the Fund engaged in forward foreign currency contracts to minimize fluctuations in value that result from holding non-US dollar-denominated loans. Forward foreign currency contracts comprised a meaningful position as the Fund ended the reporting period with non-US exposure at approximately 29% of net assets. Forward foreign currency contracts do not always provide the hedging benefits anticipated and may be less liquid than traditional securities.

    Senior secured loans are an asset class that behaves differently from many traditional fixed income investments. The interest income generated by a portfolio of senior secured loans is usually determined by a fixed credit spread over the London Interbank Offered Rate (Libor). Because senior secured loans generally have a very short duration and the coupons or interest rates are usually adjusted every 30 to 90 days as Libor changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed income prices to decline when interest rates rise. For senior secured loans, however, interest rates and income are variable and the prices of loans are therefore less sensitive to interest rate changes than traditional fixed income bonds – and senior secured loans provide a natural hedge against rising interest rates. We are monitoring interest rates, the market and economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments or the market price of the Fund’s common shares.

    As always, we appreciate your continued participation in Invesco Dynamic Credit Opportunities Fund.

1	Source: S&P Capital IQ Leveraged Commentary & Data

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Biographies of your Fund’s portfolio managers appear on the following page.

5 Invesco Dynamic Credit Opportunities Fund

Scott Baskind Portfolio Manager, is manager of Invesco Dynamic Credit Opportunities Fund. He has been associated with Invesco or its investment advisory affiliates in an investment management capacity since 1999 and began managing the Fund in 2010. Mr. Baskind earned a BS in business administration from University at Albany, The State University of New York.

Nuno Caetano Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Dynamic Credit Opportunities
Fund. He has been associated with Invesco or its investment advisory affiliates since 2010 and began managing the Fund in 2013. Mr. Caetano was employed by Citigroup in an investment management capacity from 2006 to 2010. He earned a BS in business administration and an MS in corporate finance from Universidade Catolica Portuguesa.

Philip Yarrow Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Dynamic Credit Opportunities Fund. He joined Invesco in 2010. Mr. Yarrow was associated with the Fund’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 2005 to 2010 and began managing the Fund in 2007. He earned a BS in mathematics and economics from the University of Nottingham and a Master of Management degree in finance from Northwestern University.

Supplemental Information

Invesco Dynamic Credit Opportunities Fund’s investment objective is to seek a high level of current income, with a secondary objective of capital appreciation.

■	Unless otherwise stated, information presented in this report is as of February 28, 2015, and is based on total net assets applicable to common shares.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports, visit invesco.com/fundreports.

About indexes used in this report

■	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US-dollar-denominated, noninvestment-grade loans.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6 Invesco Dynamic Credit Opportunities Fund

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Fund (the Fund). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time. All shareholders in the Fund are automatically enrolled in the Plan when shares are purchased.

Plan benefits

■	Add to your account:

You may increase your shares in your Fund easily and automatically with the Plan.

■	Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Fund, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

■	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/us.

■	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/us, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. If you are writing to us, please include the Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Fund is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Fund is trading above or below NAV, the price is determined by one of two ways:

1.	Premium: If the Fund is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Fund trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount: If the Fund is trading at a discount – a market price that is lower than its NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Fund. If the Fund is trading at or above its NAV, your new shares are issued directly by the Fund and there are no brokerage charges or fees. However, if the Fund is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Fund name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.
3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Fund and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

7 Invesco Dynamic Credit Opportunities Fund

Schedule of Investments

February 28, 2015

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Variable Rate Senior Loan Interests–113.42%(a)(b)
Aerospace & Defense–2.48%
BE Aerospace Inc., Term Loan	4.00%	12/16/21		$4,816	$4,835,069
Camp International Holding Co.,
First Lien Term Loan	4.75%	05/31/19		1,448	1,460,319
Second Lien Term Loan	8.25%	11/30/19		165	164,809
Consolidated Aerospace Manufacturing, LLC,
Term Loan	5.00%	03/27/20		1,084	1,085,533
Term Loan	5.00%	03/27/20		180	180,647
DAE Aviation Holdings, Inc.,
Term Loan B-1	5.00%	11/02/18		1,217	1,227,647
Term Loan B-2	5.00%	11/02/18		398	401,456
Element Materials Technology Group US Holdings Inc., Term Loan B	5.25%	08/08/21		341	343,195
IAP Worldwide Services,
Revolver Loan(c)	—	07/18/18		1,444	1,451,625
Second Lien Term Loan	8.00%	07/18/19		1,699	1,537,268
Landmark U.S. Holdings LLC,
Canadian Term Loan	4.75%	10/25/19		148	148,173
First Lien Term Loan	4.75%	10/25/19		3,732	3,733,264
PRV Aerospace, LLC, Term Loan	6.50%	05/09/18		2,454	2,425,605
Sequa Corp., Term Loan	5.25%	06/19/17		5,534	5,417,978
					24,412,588

Air Transport–0.80%
Delta Air Lines, Inc.,
Revolver Loan(d)	0.00%	04/20/16		7,019	6,902,483
Revolver Loan(d)	0.00%	10/18/17		1,032	993,564
					7,896,047

Automotive–7.00%
Affinia Group Inc., Term Loan B-2	4.75%	04/27/20		1,244	1,246,707
American Tire Distributors, Inc., Term Loan	5.75%	06/01/18		4,323	4,352,745
Autoparts Holdings Ltd., First Lien Term Loan	6.50%	07/29/17		3,160	3,169,384
BBB Industries, LLC,
First Lien Term Loan	6.00%	11/03/21		1,395	1,403,674
Second Lien Term Loan	9.75%	11/03/22		610	581,154
BCA Remarketing Group Ltd. (United Kingdom), Term Loan C-3	5.26%	02/29/20	GBP	3,917	6,036,681
Dealer Tire, LLC, Term Loan B	5.50%	12/22/21		1,597	1,614,496
Dexter Axle Co., Term Loan	4.50%	02/28/20		1,867	1,857,642
Federal-Mogul Corp., Term Loan C	4.75%	04/15/21		18,398	18,396,023
Gates Global, LLC, Term Loan	4.25%	07/05/21		2,134	2,122,460
Henniges Automotive Holdings, Inc., Term Loan	5.50%	06/12/21		1,284	1,290,067
Key Safety Systems, Inc., Term Loan	4.75%	08/29/21		1,326	1,329,710
Midas Intermediate Holdco II, LLC,
Delayed Draw Term Loan	4.75%	08/18/21		139	140,067
Term Loan	4.75%	08/18/21		1,235	1,243,096
MPG Holdco I Inc., Term Loan	4.25%	10/20/21		4,009	4,031,499
RAC Finance (Holdings) Ltd. (United Kingdom), Second Lien Term Loan	8.25%	12/17/22	GBP	5,600	8,662,855
TI Group Automotive Systems, LLC, Term Loan	4.25%	07/02/21		5,124	5,126,342

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Automotive–(continued)
Transtar Holding Co.,
First Lien Term Loan	5.75%	10/09/18		$3,463	$3,405,573
Second Lien Term Loan	10.00%	10/09/19		1,010	984,694
Wand Intermediate I L.P.,
First Lien Term Loan	4.75%	09/17/21		1,040	1,045,880
Second Lien Term Loan	8.25%	09/17/22		818	822,490
					68,863,239

Beverage and Tobacco–0.73%
Adria Group Holding B.V. (Netherlands), Term Loan	9.50%	06/04/18	EUR	4,900	5,380,533
Winebow Holdings, Inc.,
First Lien Term Loan	4.75%	07/01/21		1,026	1,009,201
Second Lien Term Loan	8.50%	12/31/21		827	793,556
					7,183,290

Building & Development–1.34%
Braas Monier Building Group S.A. (Germany), Term Loan B	4.57%	10/15/20	EUR	476	538,374
Capital Automotive L.P., Second Lien Term Loan	6.00%	04/30/20		2,701	2,735,206
Distribution International, Inc., Term Loan	6.00%	12/15/21		1,250	1,249,859
Lake at Las Vegas Joint Venture, LLC,
Exit Revolver Loan(d)	0.00%	02/28/17		41	21,684
PIK Exit Revolver Loan(e)	5.00%	02/28/17		665	355,617
Mannington Mills, Inc., Term Loan	4.75%	10/01/21		1,685	1,684,571
Mueller Water Products, Inc., Term Loan	4.00%	11/25/21		62	62,613
Norrmalm 3 AB (Sweden), Term Loan B-1	4.08%	05/31/21	EUR	333	375,037
Re/Max International, Inc., Term Loan	4.00%	07/31/20		1,365	1,361,416
Realogy Corp., Revolver Loan(d)	0.00%	03/05/18		3,280	3,164,797
Tamarack Resort LLC,
PIK Term Loan A (Acquired 03/07/14-12/31/14; Cost $61,988)(e)	8.00%	03/07/16		62	60,260
PIK Term Loan B (Acquired 11/03/08-05/01/09; Cost $208,432)(c)(e)	—	02/28/19		266	3,986
WireCo WorldGroup Inc., Term Loan	6.00%	02/15/17		1,567	1,571,276
					13,184,696

Business Equipment & Services–14.22%
Accelya International S.A., (Luxembourg)
Term Loan A-1 (Acquired 03/06/14; Cost $1,441,096)	4.99%	03/06/20		1,447	1,438,076
Term Loan A-2 (Acquired 03/06/14; Cost $498,992)	4.99%	03/06/20		501	497,954
Acosta, Inc., Term Loan	5.00%	09/26/21		3,590	3,614,750
Asurion LLC,
Incremental Term Loan B-1	5.00%	05/24/19		3,436	3,449,979
Incremental Term Loan B-2	4.25%	07/08/20		14,680	14,668,886
Second Lien Term Loan	8.50%	03/03/21		19,670	19,878,569
Brickman Group Ltd. LLC,
First Lien Term Loan	4.00%	12/18/20		824	820,422
Second Lien Term Loan	7.50%	12/17/21		708	706,140
Brock Holdings III, Inc., First Lien Term Loan	6.00%	03/16/17		220	216,803
Caraustar Industries, Inc.,
Incremental Term Loan	8.00%	05/01/19		1,753	1,717,872
Term Loan	8.00%	05/01/19		1,819	1,787,484
Checkout Holding Corp.,
Second Lien Term Loan	7.75%	04/11/22		2,492	2,247,042
Term Loan B	4.50%	04/09/21		4,086	3,881,969
Connolly, LLC,
First Lien Term Loan	5.00%	05/14/21		3,899	3,925,674
Second Lien Term Loan	8.00%	05/14/22		2,206	2,188,367

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Business Equipment & Services–(continued)
Crossmark Holdings, Inc.,
First Lien Term Loan	4.50%	12/20/19		$1,969	$1,945,288
Second Lien Term Loan	8.75%	12/21/20		677	658,856
Diamond US Holding LLC, Term Loan B	4.75%	12/17/21		1,564	1,561,162
Dream Secured BondCo AB, (Sweden)
PIK Mezzanine Loan(e)	6.75%	08/15/19	EUR	10,091	11,875,842
Revolver Loan(d)	0.00%	08/14/17	EUR	4,000	4,386,676
Expert Global Solutions, Inc., First Lien Term Loan B	8.50%	04/03/18		1,997	2,002,116
First Data Corp.,
Term Loan	3.67%	03/23/18		21,893	21,896,025
Term Loan	3.67%	09/24/18		4,027	4,029,754
Genesys Telecom Holdings, U.S., Inc., Term Loan	4.50%	11/13/20		467	467,242
Inmar, Inc.,
Second Lien Term Loan	8.00%	01/27/22		186	182,332
Term Loan	4.25%	01/27/21		1,044	1,028,438
Intertrust Group Holding B.V. (Netherlands),
Second Lien Term Loan 1	8.00%	04/16/22	EUR	9,000	10,029,453
Second Lien Term Loan 2	8.00%	04/16/22		1,780	1,777,061
Term Loan B-5	4.51%	04/16/21		1,229	1,224,791
Karman Buyer Corp.,
Second Lien Term Loan	7.50%	07/25/22		1,462	1,462,562
Term Loan	4.25%	07/25/21		4,856	4,840,891
Kronos Inc., Second Lien Term Loan	9.75%	04/30/20		1,237	1,268,052
Learning Care Group (US) No. 2 Inc., Term Loan	5.50%	05/05/21		1,280	1,289,556
Sensus USA, Inc., First Lien Term Loan	4.50%	05/09/17		92	92,399
ServiceMaster Co., (The), Term Loan	4.25%	07/01/21		2,520	2,524,932
SunGard Data Systems Inc., Term Loan C	3.92%	02/28/17		169	169,262
TNS Inc.,
First Lien Term Loan	5.00%	02/14/20		1,858	1,855,416
Second Lien Term Loan	9.00%	08/14/20		190	187,493
Trans Union LLC,
Revolver Loan(d)	0.00%	04/09/19		786	778,300
Revolver Loan	1.36%	04/09/19		281	277,964
Wash MultiFamily Laundry Systems, LLC, Term Loan (Acquired 02/14/13; Cost $1,079,655)	4.50%	02/21/19		1,081	1,062,534
					139,914,384

Cable & Satellite Television–0.81%
ION Media Networks, Inc., Term Loan B-1	4.75%	12/18/20		5,658	5,664,680
MCC Iowa, Term Loan J	3.75%	06/30/21		167	167,052
Mediacom Illinois LLC, Term Loan E	3.15%	10/23/17		470	468,832
Virgin Media Investment Holdings Ltd. (United Kingdom), Term Loan B	3.50%	06/07/20		1,039	1,037,609
Ziggo B.V. (Netherlands),
Term Loan B-1	3.50%	01/15/22		224	221,933
Term Loan B-2	3.50%	01/15/22		144	143,018
Term Loan B-3	3.50%	01/15/22		237	235,214
					7,938,338

Chemicals & Plastics–4.66%
Ascend Performance Materials Operations LLC, Term Loan B	6.75%	04/10/18		2,215	1,899,022
Azelis Holding S.A., (Luxembourg)
Term Loan E-1	5.69%	05/13/16	EUR	1,000	1,119,050
Term Loan F-1	5.94%	06/01/16	EUR	1,000	1,119,050
Chemstralia Pty Ltd., Term Loan B(c)	—	02/28/22		3,069	3,007,970

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Chemicals & Plastics–(continued)
Chromaflo Technologies Corp.,
First Lien Term Loan B	4.50%	12/02/19		$1,153	$1,143,244
Second Lien Term Loan	8.25%	06/02/20		520	515,185
Citadel Plastics Holdings, Inc., First Lien Term Loan	5.25%	11/05/20		1,723	1,731,633
Colouroz Investment LLC (Germany),
First Lien Term Loan B-2	4.75%	09/07/21		5,595	5,560,164
Second Lien Term Loan	8.25%	09/05/22	EUR	5,005	5,537,323
Term Loan C	4.75%	09/07/21		584	579,925
Eco Services Operations LLC, Term Loan	4.75%	12/01/21		1,249	1,253,465
Ferro Corp., Term Loan (Acquired 07/30/14; Cost $762,627)	4.00%	07/30/21		766	755,641
Gemini HDPE LLC, Term Loan	4.75%	08/06/21		786	787,508
Ineos Holdings Ltd., Term Loan	3.75%	05/04/18		486	485,571
Kronos Worldwide, Inc., Term Loan	4.75%	02/18/20		646	647,893
MacDermid, Inc.,
First Lien Term Loan B	4.50%	06/07/20		6	5,814
Term Loan B-2	4.75%	06/07/20		1,288	1,298,955
Otter Products, LLC, Term Loan B	5.75%	06/03/20		3,774	3,758,559
Oxea Finance LLC,
First Lien Term Loan B-2	4.25%	01/15/20		588	572,017
Second Lien Term Loan	8.25%	07/15/20		3,952	3,749,158
Phillips-Medisize Corp.,
Second Lien Term Loan	8.25%	06/16/22		416	404,968
Term Loan	4.75%	06/16/21		858	858,973
Styrolution US Holding LLC, Term Loan B-1	6.50%	11/07/19		4,277	4,228,569
Tata Chemicals North America Inc., Term Loan	3.75%	08/07/20		1,043	1,039,036
Univar Inc., Term Loan B	5.00%	06/30/17		1,575	1,566,899
WNA Holdings, Inc.,
Second Lien Term Loan	8.50%	12/07/20		568	550,770
Term Loan	4.50%	06/07/20		753	752,831
Term Loan	4.50%	06/07/20		949	949,289
					45,878,482

Clothing & Textiles–0.62%
ABG Intermediate Holdings 2 LLC,
First Lien Term Loan	5.50%	05/27/21		1,882	1,891,810
Second Lien Term Loan	9.00%	05/27/22		901	903,050
Varsity Brands, Inc., Term Loan	6.00%	12/11/21		3,248	3,282,675
					6,077,535

Conglomerates–0.35%
Epiq Systems, Inc., Term Loan	4.50%	08/27/20		2,565	2,558,933
Penn Engineering & Manufacturing Corp., Term Loan B	4.50%	08/29/21		836	836,896
					3,395,829

Containers & Glass Products–5.15%
Berlin Packaging, LLC,
Second Lien Term Loan	7.75%	09/30/22		449	450,113
Term Loan	4.50%	10/01/21		1,657	1,659,512
BWAY Holding Co., Term Loan	5.50%	08/14/20		7,430	7,474,797
Charter NEX US Holdings, Inc., First Lien Term Loan	5.25%	02/07/22		719	722,453
Consolidated Container Co. LLC, Term Loan	5.00%	07/03/19		1,204	1,183,185
Constantia Flexibles Group GmbH, (Austria)
Delayed Draw Term Loan B(c)	—	04/30/22	EUR	4,800	5,358,012
Term Loan B(c)	—	04/30/22	EUR	7,200	8,150,705

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Containers & Glass Products–(continued)
Exopack Holdings S.A., Term Loan	5.75%	05/08/19	EUR	3,945	$4,445,004
Hoffmaster Group, Inc.,
First Lien Term Loan	5.25%	05/09/20		2,077	2,092,107
Second Lien Term Loan	10.00%	05/09/21		441	437,305
LA Holding B.V. (Netherlands),
Term Loan A (Acquired 09/15/14; Cost $244,794)	5.92%	04/30/16	EUR	189	210,639
Term Loan B-1A	6.58%	06/18/16	EUR	2,188	2,412,173
Term Loan B-1B (Acquired 09/15/14; Cost $3,047,263)	6.58%	06/18/16	EUR	2,355	2,622,086
Term Loan B-1C (Acquired 09/15/14; Cost $992,931)	6.58%	06/18/16	EUR	768	854,615
Onex Wizard US Acquisition Inc.,
Term Loan(c)	—	03/13/22	EUR	4,400	4,968,726
Term Loan(c)	—	03/13/22		3,892	3,926,144
Ranpak Corp.,
First Lien Term Loan	4.75%	10/01/21		362	363,634
First Lien Term Loan	5.00%	10/01/21	EUR	2,793	3,146,026
Second Lien Term Loan	8.25%	10/03/22		245	245,130
					50,722,366

Cosmetics & Toiletries–0.38%
Vogue International LLC, Term Loan B	5.75%	02/14/20		3,761	3,784,373

Drugs–1.55%
BPA Laboratories,
First Lien Term Loan	2.75%	07/03/17		1,605	1,436,100
Second Lien Term Loan	2.75%	07/03/17		1,395	1,238,225
Catalent Pharma Solutions, Inc., Term Loan	4.25%	05/20/21		91	91,697
Millennium Laboratories, LLC, Term Loan B	5.25%	04/16/21		11,266	11,336,383
Par Pharmaceutical Companies, Inc., Term Loan B-3	4.25%	09/30/19		1,151	1,151,252
					15,253,657

Ecological Services & Equipment–0.30%
ADS Waste Holdings, Inc., Term Loan B-2	3.75%	10/09/19		424	420,605
PSSI Holdings LLC, Term Loan	5.00%	12/02/21		1,772	1,785,489
Waste Industries USA, Inc., Term Loan(c)	—	02/27/20		727	729,733
					2,935,827

Electronics & Electrical–7.33%
4L Technologies Inc., Term Loan	5.50%	05/08/20		6,566	6,405,979
AF Borrower LLC, First Lien Term Loan	6.25%	01/28/22		1,401	1,403,101
AVG Technologies N.V. (Netherlands), Term Loan	5.75%	10/15/20		1,495	1,481,940
BMC Software Finance, Inc., Term Loan	5.00%	09/10/20		638	612,259
Carros US LLC, Term Loan	4.50%	09/30/21		440	436,442
Compuware Corp.,
Term Loan B-1	6.25%	12/15/19		744	726,383
Term Loan B-2	6.25%	12/15/21		2,089	2,012,724
DEI Sales, Inc., Term Loan	5.75%	07/13/17		1,508	1,357,511
Deltek, Inc., First Lien Term Loan	4.50%	10/10/18		3,057	3,056,988
Fidji Luxembourg BC4 S.a r.l. (Luxembourg), Term Loan	6.25%	12/24/20		2,143	2,142,573
MA Finance Co., LLC, Term Loan C	4.50%	11/20/19		5,231	5,139,424
Mirion Technologies, Inc., Term Loan(c)	—	01/01/22		2,075	2,078,077
MSC. Software Corp.,
First Lien Term Loan	5.00%	05/29/20		906	909,224
Second Lien Term Loan	8.50%	06/01/21		450	443,643
Oberthur Technologies of America Corp., Term Loan B-1	4.75%	10/18/19	EUR	1,470	1,647,727

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Electronics & Electrical–(continued)
Omnitracs, Inc., Term Loan	4.75%	11/25/20		$1,237	$1,238,678
Peak 10, Inc.,
First Lien Term Loan	5.00%	06/17/21		1,196	1,194,289
Second Lien Term Loan	8.25%	06/17/22		416	401,844
Riverbed Technology, Inc., Term Loan(c)	—	01/01/22		2,552	2,574,658
RP Crown Parent, LLC,
First Lien Term Loan	6.00%	12/21/18		9,050	8,859,222
Second Lien Term Loan	11.25%	12/21/19		707	628,417
Ship Luxco 3 S.a r.l. (Luxembourg), Term Loan C-1	5.75%	11/29/19	GBP	6,000	9,347,029
SkillSoft Corp.,
Second Lien Term Loan	9.25%	04/28/22		1,499	1,408,610
Term Loan	5.75%	04/28/21		7,679	7,616,799
Sybil Software LLC, Term Loan	4.75%	03/20/20		1,261	1,267,668
Zebra Technologies Corp., Term Loan B	4.75%	10/27/21		7,616	7,706,321
					72,097,530

Equipment Leasing–0.37%
IBC Capital US LLC,
Second Lien Term Loan	8.00%	09/09/22		798	801,829
Term Loan	4.75%	09/09/21		2,782	2,796,260
					3,598,089

Financial Intermediaries–1.40%
iPayment Inc., Term Loan	6.75%	05/08/17		1,612	1,587,547
MoneyGram International, Inc., Term Loan	4.25%	03/27/20		4,313	4,118,013
RJO Holdings Corp., Term Loan	6.93%	12/10/15		3,363	3,136,098
Saga MidCo Ltd. (United Kingdom), Term Loan A(c)	—	04/25/19	GBP	2,250	3,310,836
SAM Finance Lux S.a r.l. (Luxembourg), Term Loan	5.00%	12/17/20	GBP	1,031	1,596,974
					13,749,468

Food & Drug Retailers–2.38%
Albertson’s LLC, Term Loan B-4	5.50%	08/25/21		9,196	9,290,174
Demoulas Super Markets, Inc., Term Loan A	3.92%	12/12/19		2,866	2,741,027
Pret A Manger (United Kingdom), Term Loan B	5.51%	06/19/20	GBP	6,750	10,420,993
Supervalu Inc., Term Loan	4.50%	03/21/19		998	1,001,875
					23,454,069

Food Products–5.51%
AdvancePierre Foods, Inc.,
First Lien Term Loan	5.75%	07/10/17		6,745	6,761,578
Second Lien Term Loan	9.50%	10/10/17		671	667,134
Iglo Foods Midco Ltd. (United Kingdom), Term Loan B-2	5.26%	06/30/20	GBP	1,000	1,543,210
Candy Intermediate Holdings, Inc., Term Loan	7.50%	06/18/18		2,751	2,747,912
Charger OpCo B.V.,
Term Loan B-1	3.50%	07/23/23		4,844	4,856,165
Term Loan B-2(c)	—	07/23/21	EUR	6,000	6,746,664
CSM Bakery Solutions LLC,
First Lien Term Loan	5.00%	07/03/20		3,307	3,287,392
Second Lien Term Loan	8.75%	07/03/21		1,411	1,351,354
Del Monte Foods, Inc.,
First Lien Term Loan	4.25%	02/18/21		1,731	1,686,137
Second Lien Term Loan	8.25%	08/18/21		2,242	2,046,200
Diamond Foods, Inc., Term Loan	4.25%	08/20/18		767	766,603
Dole Food Co., Inc., Term Loan B	4.50%	11/01/18		4,371	4,369,898

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Food Products–(continued)
Frontier Midco Ltd. (United Kingdom), Term Loan B	5.56%	11/27/20	GBP	1,250	$1,767,709
H.J. Heinz Co., Revolver Loan(d)	0.00%	06/07/18		6,837	6,796,857
Hearthside Group Holdings, LLC, Revolver Loan(d)	0.00%	06/02/19		1,478	1,472,705
New HB Acquisition, LLC, Term Loan B	6.75%	04/09/20		4,266	4,354,210
Post Holdings Inc., Revolver Loan(c)	—	01/29/19		2,283	2,277,895
Shearer’s Foods, LLC,
First Lien Term Loan	4.50%	06/30/21		440	440,596
Second Lien Term Loan	7.75%	06/30/22		241	239,056
					54,179,275

Food Service–1.64%
Portillo’s Holdings, LLC,
First Lien Term Loan	4.75%	08/02/21		1,146	1,145,341
Second Lien Term Loan	8.00%	08/01/22		319	318,294
Red Lobster Management, LLC, Term Loan	6.25%	07/28/21		1,905	1,907,200
Restaurant Holding Co., LLC, First Lien Term Loan (Acquired 02/28/14; Cost $1,592,273)	8.75%	02/28/19		1,645	1,447,626
Steak n Shake Operations, Inc., Term Loan	4.75%	03/19/21		1,390	1,372,607
TMK Hawk Parent, Corp.,
First Lien Term Loan	5.25%	10/01/21		1,407	1,410,267
Second Lien Term Loan (Acquired 09/26/14; Cost $640,202)	8.50%	10/01/22		646	646,340
US Foods, Inc., Incremental Term Loan	4.50%	03/31/19		4,334	4,329,875
Weight Watchers International, Inc., Term Loan B-2	4.00%	04/02/20		6,687	3,566,210
					16,143,760

Forest Products–0.43%
NewPage Corp., Term Loan B	9.50%	02/11/21		2,551	2,475,164
Xerium Technologies, Inc., Term Loan	6.25%	05/17/19		1,791	1,792,756
					4,267,920

Health Care–6.01%
Acadia Healthcare Co., Inc., Term Loan B	4.25%	02/11/22		709	712,545
Accellent Inc.,
Second Lien Term Loan	7.50%	03/12/22		1,191	1,137,101
Term Loan	4.50%	03/12/21		3,823	3,784,621
ATI Holdings, Inc., Term Loan	5.25%	12/20/19		1,499	1,501,467
Auris Luxembourg III S.A. (Luxembourg), Term Loan B2	5.50%	01/17/22		1,367	1,383,206
CareCore National, LLC, Term Loan B	5.50%	03/05/21		1,371	1,380,490
Creganna Finance LLC,
First Lien Term Loan	5.25%	12/01/21		687	695,208
Second Lien Term Loan	9.00%	06/01/22		682	685,931
Drumm Investors LLC, Term Loan	6.75%	05/04/18		765	773,169
Indigo Cleanco Ltd. (United Kingdom), Term Loan B	5.76%	07/08/21	GBP	5,310	8,074,156
Kindred Healthcare, Inc., Term Loan	4.25%	04/09/21		260	260,513
Knowledge Universe Education LLC, Term Loan	5.25%	03/18/21		1,303	1,311,315
MPH Acquisition Holdings LLC, Term Loan	3.75%	03/31/21		1,324	1,316,782
Ortho-Clinical Diagnostics, Inc., Term Loan B	4.75%	06/30/21		7,432	7,360,432
Sage Products Holdings III, LLC, First Lien Term Loan	5.00%	12/13/19		465	470,423
Surgery Center Holdings, Inc.,
Second Lien Term Loan	8.50%	11/03/21		2,399	2,333,415
Term Loan	5.25%	11/03/20		1,741	1,729,821
Surgical Care Affiliates, LLC,
Revolver Loan B(d)	0.00%	06/30/16		5,069	5,033,299
Revolver Loan B	3.67%	06/30/16		1,181	1,173,263
Term Loan B	4.26%	12/29/17		3,416	3,419,846

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Health Care–(continued)
Tunstall Group Finance Ltd. (United Kingdom),
Acquisition Facility Loan(d)	0.00%	10/18/19	GBP	4,000	$5,002,077
Term Loan B-2	4.64%	10/16/20	EUR	1,000	953,990
Vitalia Holdco S.a r.l. (Switzerland),
Revolver Loan(d)	0.00%	07/25/17	EUR	2,000	2,159,767
Second Lien Term Loan (Acquired 11/08/11-04/16/14; Cost $4,944,026)	9.50%	01/28/19	EUR	3,576	4,001,882
Western Dental Services, Inc., Term Loan	6.00%	11/01/18		2,656	2,509,889
					59,164,608

Home Furnishings–1.19%
Hilding Anders AB (Sweden),
Sub. Term Loan (Acquired 06/17/14-11/05/14; Cost $171,837)	12.00%	06/30/21	EUR	1,988	166,877
Term Loan D-2X	5.50%	06/30/18	EUR	7,250	7,472,178
Mattress Holdings Corp., Term Loan	5.25%	10/20/21		2,767	2,786,036
PGT, Inc., Term Loan	5.25%	09/22/21		781	786,070
Serta Simmons Holdings, LLC, Term Loan	4.25%	10/01/19		528	527,739
					11,738,900

Industrial Equipment–2.26%
Alliance Laundry Systems LLC, Second Lien Term Loan	9.50%	12/10/19		629	632,370
Capital Safety North America Holdings Inc., First Lien Term Loan	3.75%	03/29/21		3,517	3,448,260
Crosby US Acquisition Corp.,
First Lien Term Loan	3.75%	11/23/20		229	212,423
Second Lien Term Loan (Acquired 11/07/13; Cost $861,449)	7.00%	11/22/21		862	767,503
Delachaux S.A. (France),
Term Loan B-2	5.25%	10/28/21		1,382	1,390,513
Term Loan B-3	5.25%	10/28/21	GBP	3,500	5,471,021
Dynacast International LLC,
First Lien Term Loan	5.25%	01/30/22		1,799	1,809,829
Second Lien Term Loan	9.50%	01/30/23		547	551,060
Filtration Group Corp.,
First Lien Term Loan	4.50%	11/20/20		32	32,480
Second Lien Term Loan	8.25%	11/22/21		1,043	1,037,960
Gardner Denver, Inc., Term Loan	4.25%	07/30/20		562	541,299
North American Lifting Holdings, Inc., First Lien Term Loan	5.50%	11/27/20		2,308	2,158,355
Unifrax Holding Co.,
Term Loan	4.25%	11/28/18		212	211,681
Term Loan	5.25%	11/28/18	EUR	2,464	2,774,640
Virtuoso US LLC, Term Loan	4.75%	02/11/21		1,174	1,166,059
					22,205,453

Insurance–0.46%
Cooper Gay Swett & Crawford Ltd.,
First Lien Term Loan	5.00%	04/16/20		1,739	1,615,207
Second Lien Term Loan	8.25%	10/16/20		1,177	1,026,015
York Risk Services Holding Corp., Term Loan	4.75%	10/01/21		1,929	1,926,592
					4,567,814

Leisure Goods, Activities & Movies–4.03%
Alpha Topco Ltd. (United Kingdom),
Second Lien Term Loan	7.75%	07/29/22		6,527	6,553,796
Term Loan B-3	4.75%	07/30/21		7,854	7,831,522
Bright Horizons Family Solutions, Inc., Term Loan B-1	4.25%	01/30/20		289	290,411
Creative Artists Agency, LLC, Term Loan	5.50%	12/17/21		1,390	1,401,833

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Leisure Goods, Activities & Movies–(continued)
CWGS Group, LLC, Term Loan	5.75%	02/20/20		$3,961	$3,983,849
Dave & Buster’s, Inc., Term Loan	4.25%	07/25/20		1,122	1,125,140
Dorna Sports, S.L. (Spain), Term Loan B	4.17%	04/30/21	EUR	2,000	2,249,761
Equinox Holdings Inc.,
First Lien Term Loan	5.00%	01/31/20		2,379	2,392,025
Revolver Loan(d)	0.00%	02/01/18		1,047	942,553
Fitness International, LLC, Term Loan B	5.50%	07/01/20		2,931	2,806,492
Infront Finance Luxembourg S.a r.l., (Switzerland)
Term Loan B	5.00%	06/28/19	EUR	3,750	4,201,684
Term Loan D	8.00%	06/28/20	EUR	3,750	4,206,929
Metro-Goldwyn-Mayer Inc., Second Lien Term Loan	5.13%	06/26/20		853	848,615
Seaworld Parks & Entertainment, Inc., Term Loan B-2	3.00%	05/14/20		797	780,217
					39,614,827

Lodging & Casinos–4.21%
Belmond Interfin Ltd. (Bermuda), Term Loan	4.00%	03/21/21		1,317	1,317,059
Caesars Growth Properties Holdings, LLC, Term Loan B	6.25%	05/08/21		3,807	3,469,807
Cannery Casino Resorts, LLC, First Lien Term Loan	6.00%	10/02/18		3,100	3,022,840
ESH Hospitality, Inc., Term Loan	5.00%	06/24/19		2,090	2,110,933
Harrah’s Operating Co., Inc.,
Term Loan B-4(f)	1.50%	10/31/16		296	275,054
Term Loan B-6(f)	1.50%	03/01/17		4,218	3,903,209
Hilton Worldwide Finance, LLC, Term Loan	3.50%	10/26/20		1,469	1,470,522
La Quinta Intermediate Holdings LLC, Term Loan	4.00%	04/14/21		176	176,050
Scientific Games International, Inc.,
Term Loan	6.00%	10/18/20		11,319	11,316,056
Term Loan B-2	6.00%	10/01/21		9,320	9,320,631
Twin River Management Group, Inc., Term Loan	5.25%	07/10/20		3,119	3,134,176
Yonkers Racing Corp.,
First Lien Term Loan	4.25%	08/20/19		1,732	1,663,066
Second Lien Term Loan	8.75%	08/20/20		253	198,411
					41,377,814

Nonferrous Metals & Minerals–1.19%
Arch Coal, Inc., Term Loan	6.25%	05/16/18		6,312	5,077,945
EP Minerals, LLC, Term Loan	5.50%	08/20/20		501	502,426
Levantina Group (Spain), Term Loan(c)	—	06/30/20	EUR	5,138	3,018,431
Noranda Aluminum Acquisition Corp., Term Loan B	5.75%	02/28/19		3,255	3,078,740
					11,677,542

Oil & Gas–7.99%
American Energy–Marcellus, LLC,
First Lien Term Loan	5.25%	08/04/20		2,883	2,473,463
Second Lien Term Loan	8.50%	08/04/21		559	434,144
Ameriforge Group Inc., First Lien Term Loan	5.00%	12/19/19		27	23,811
Bronco Midstream Funding, LLC, Term Loan	5.00%	08/15/20		3,060	2,960,276
CITGO Holding Inc., Term Loan B	9.50%	05/12/18		7,666	7,640,165
Crestwood Holdings LLC, Term Loan B-1	7.00%	06/19/19		1,668	1,574,892
Drillships Financing Holding Inc., Term Loan B-1	6.00%	03/31/21		9,650	7,584,728
Drillships Ocean Ventures, Inc., Term Loan	5.50%	07/25/21		3,906	3,276,352
EFR Benelux B.V. (Netherlands),
First Lien Term Loan T1	4.41%	02/28/19	EUR	524	564,016
First Lien Term Loan T2	4.41%	02/28/19	EUR	2,868	3,089,100
First Lien Term Loan T3	4.41%	02/28/19	EUR	1,128	1,215,232
First Lien Term Loan T4	4.41%	02/28/19	EUR	105	113,174

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Oil & Gas–(continued)
EMG Utica, LLC, Term Loan	4.75%	03/27/20		$1,351	$1,239,789
Expro US Finco LLC, Term Loan	5.75%	09/02/21		1,138	975,681
Fieldwood Energy LLC, Second Lien Term Loan	8.38%	09/30/20		7,521	5,793,945
Floatel International Ltd., Term Loan	6.00%	06/27/20		3,844	2,882,713
HGIM Corp., Term Loan B	5.50%	06/18/20		5,245	3,761,254
Jonah Energy LLC, Second Lien Term Loan	7.50%	05/12/21		2,446	2,176,951
McDermott International, Inc., Term Loan	5.25%	04/16/19		1,333	1,221,699
NGPL PipeCo LLC, Term Loan	6.75%	09/15/17		2,672	2,578,548
Obsidian Natural Gas Trust (United Kingdom), Term Loan (Acquired 12/09/10-05/05/11; Cost $329,737)	7.00%	11/02/15		322	320,673
Osum Productions Corp. (Canada), Term Loan (Acquired 08/04/14; Cost $1,191,829)	6.50%	07/31/20		1,208	996,840
Paragon Offshore Finance Co. (Cayman Islands), Term Loan	3.75%	07/16/21		1,421	1,037,298
Petroleum GEO-Services ASA, Term Loan	3.25%	03/19/21		1,955	1,664,838
Samchully Midstream 3 LLC, Term Loan	5.75%	10/20/21		2,081	1,997,331
Samson Investment Co., Second Lien Term Loan	5.00%	09/25/18		4,011	2,554,381
Seadrill Operating LP, Term Loan	4.00%	02/21/21		10,927	8,880,502
Seventy Seven Operating LLC, Term Loan	3.75%	06/25/21		3,363	3,072,258
Southcross Energy Partners, L.P., Term Loan	5.25%	08/04/21		1,062	1,037,681
Targa Resources Corp., Term Loan(c)	—	02/25/22		1,612	1,605,709
Utex Industries, Inc., First Lien Term Loan	5.00%	05/21/21		592	547,700
Veresen Midstream US LLC, Term Loan(c)	—	04/01/22		3,343	3,343,324
					78,638,468

Publishing–2.39%
Chesapeake US Holdings Inc., Incremental Term Loan	4.25%	09/30/20		1,086	1,080,336
Getty Images, Inc.,
Revolver Loan(d)	0.00%	10/18/17		4,247	3,652,195
Term Loan	4.75%	10/18/19		5,026	4,359,842
Harland Clarke Holdings Corp.,
Term Loan B-2	5.51%	06/30/17		227	227,399
Term Loan B-4	6.00%	08/04/19		857	862,155
MediMedia USA, Inc., First Lien Term Loan	8.00%	11/20/18		3,518	3,500,325
Merrill Communications LLC, Term Loan	5.75%	03/08/18		4,855	4,873,345
Newsday, LLC, Term Loan	3.67%	10/12/16		1,690	1,686,982
ProQuest LLC, Term Loan	5.25%	10/24/21		3,264	3,270,309
					23,512,888

Radio & Television–4.02%
Block Communications, Inc., Incremental Term Loan B	4.25%	11/07/21		705	707,360
iHeartCommunications, Inc.,
Term Loan D	6.92%	01/30/19		11,740	11,266,988
Term Loan E	7.67%	07/31/19		10,078	9,783,209
Gray Television, Inc., Term Loan	3.75%	06/13/21		342	341,163
Media General, Inc., Term Loan B	4.25%	07/31/20		2,632	2,643,235
NEP/NCP HoldCo, Inc., Second Lien Term Loan	9.50%	07/22/20		155	150,642
TWCC Holding Corp.,
Second Lien Term Loan	7.00%	06/26/20		4,620	4,320,094
Term Loan	3.50%	02/13/17		3,464	3,437,055
Tyrol Acquisition 2 SAS (France),
Revolver Loan(d)	0.00%	01/31/16	EUR	2,000	2,218,517
Revolver Loan	3.14%	01/31/16	EUR	23	25,339
Second Lien Term Loan(c)	—	07/29/16	EUR	2,000	2,241,435
Second Lien Term Loan	3.25%	07/29/16	EUR	2,193	2,457,907
					39,592,944

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Retailers (except Food & Drug)–9.17%
David’s Bridal, Inc.,
Revolver Loan (Acquired 07/02/13-02/02/15; $1,551,172)(d)	0.00%	10/11/17		$1,551	$1,411,566
Revolver Loan (Acquired 02/02/15-02/20/15; Cost $297,222)	3.50%	10/11/17		297	270,472
Term Loan	5.25%	10/11/19		3,140	3,029,767
Dollar Tree, Inc., Term Loan B	4.25%	03/09/22		8,859	8,935,825
Hudson’s Bay Co. (Canada), First Lien Term Loan	4.75%	11/04/20		148	148,930
J. Crew Group, Inc., Term Loan	4.00%	03/05/21		7,022	6,642,663
J.C. Penney Corp., Inc., Term Loan	5.00%	06/20/19		1,556	1,537,317
Lands’ End, Inc., Term Loan B	4.25%	04/02/21		3,584	3,431,624
Leonardo Acquisition Corp., Term Loan	4.25%	01/31/21		504	504,285
National Vision, Inc.,
First Lien Term Loan	4.00%	03/13/21		2,068	2,043,546
Second Lien Term Loan	6.75%	03/13/22		83	80,290
Nine West Holdings, Inc., Term Loan	4.75%	10/08/19		1,645	1,564,357
OSP Group, Inc., First Lien Term Loan	4.50%	03/18/21		2,119	2,123,826
Payless, Inc.,
Second Lien Term Loan	8.50%	03/11/22		1,222	1,136,471
Term Loan	5.00%	03/11/21		4,185	3,975,592
Pep Boys–Manny, Moe & Jack, Term Loan	4.25%	10/11/18		393	393,237
PetSmart, Inc., Term Loan(c)	—	03/11/22		13,562	13,671,357
Pier 1 Imports (U.S.), Inc., Term Loan	4.50%	04/30/21		1,518	1,462,911
Savers Inc., Term Loan	5.00%	07/09/19		3,338	3,287,917
Sears Roebuck Acceptance Corp., Term Loan	5.50%	06/30/18		13,874	13,710,929
Spin Holdco Inc., First Lien Term Loan	4.25%	11/14/19		3,453	3,434,987
Toys ‘R’ US Property Co. I, LLC, Term Loan	6.00%	08/21/19		7,829	7,554,678
Toys ‘R’ US-Delaware, Inc.,
Term Loan A-1	8.25%	10/24/19		1,038	1,025,869
Term Loan A-1	8.25%	10/24/19		1,288	1,272,078
Term Loan B-2	5.25%	05/25/18		154	122,152
Vivarte (France), Term Loan	4.00%	10/29/19	EUR	4,814	4,754,448
Wilton Brands LLC, Term Loan B	7.50%	08/30/18		2,818	2,704,887
					90,231,981

Steel–0.17%
TMS International Corp., Term Loan B	4.50%	10/16/20		1,715	1,646,454

Surface Transport–0.76%
Hertz Corp. (The), LOC (Acquired 03/14/11; Cost $839,342)	3.75%	03/09/18		849	840,098
Navios Partners Finance (US) Inc., Term Loan	5.25%	06/27/18		1,159	1,160,476
PODS Holding, LLC,
First Lien Term Loan	5.25%	02/02/22		1,398	1,405,836
Second Lien Term Loan	9.25%	02/02/23		823	828,678
U.S. Shipping Corp., Term Loan B-1	5.50%	04/30/18		2,173	2,157,022
Vouvray US Finance LLC,
Second Lien Term Loan	8.50%	12/27/21		586	584,119
Term Loan	5.00%	06/27/21		512	516,116
					7,492,345

Telecommunications–6.80%
Altice Financing SA, (Luxembourg)
Term Loan	5.25%	02/04/22		1,640	1,651,492
Term Loan	5.25%	02/04/22	EUR	2,500	2,825,476

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Telecommunications–(continued)
Avaya Inc.,
Term Loan B-3	4.67%	10/26/17		$16,079	$15,655,074
Term Loan B-6	6.50%	03/31/18		2,605	2,585,367
Eircom Finco S.a r.l. (Ireland), Term Loan B-2	4.58%	09/30/19	EUR	4,505	4,927,804
Fairpoint Communications, Inc., Term Loan	7.50%	02/14/19		5,828	5,884,624
Fibernet Cable Holdings B.V. (Netherlands), Term Loan C (Acquired 08/29/07; Cost $1,335,699)(f)(g)	0.00%	12/20/15	EUR	980	0
Hargray Communications Group, Inc., Term Loan	5.25%	06/26/19		487	489,272
Level 3 Communications, Inc., Term Loan B	4.50%	01/31/22		13,415	13,497,526
LTS Buyer LLC, Second Lien Term Loan	8.00%	04/12/21		74	74,077
Nextgen Finance, LLC, Term Loan B	5.00%	05/31/21		3,218	3,097,699
NTELOS Inc., Term Loan B	5.75%	11/09/19		5,886	5,002,984
Sabre Industries, Inc., Term Loan(c)	—	02/27/22		719	721,382
Syniverse Holdings, Inc.,
Term Loan	4.00%	04/23/19		2,375	2,351,250
Term Loan	4.00%	04/23/19		3,750	3,717,187
U.S. Telepacific Corp., Term Loan	6.00%	11/25/20		4,045	4,050,212
XO Communications, LLC, Term Loan	4.25%	03/20/21		326	326,316
					66,857,742

Utilities–3.32%
Granite Acquisition, Inc.,
Second Lien Term Loan B	8.25%	12/17/22		1,637	1,659,760
First Lien Term Loan B	5.00%	12/17/21		7,211	7,309,954
First Lien Term Loan C	5.00%	12/17/21		316	320,335
Southeast PowerGen LLC, Term Loan B	4.50%	12/02/21		1,116	1,127,488
TPF II Power, LLC, Term Loan	5.50%	10/02/21		8,656	8,764,551
Viridian Group Holdings Ltd. (Ireland), PIK Term Loan A(e)	13.50%	03/13/20	GBP	8,666	13,472,106
					32,654,194
Total Variable Rate Senior Loan Interests					1,115,904,736

Bonds & Notes–26.34%
Aerospace & Defense–0.08%
LMI Aerospace, Inc.(h)	7.38%	07/15/19		794	799,955

Beverage and Tobacco–0.46%
Adria Group Holding B.V. (Netherlands)(h)(i)	5.30%	08/08/17	EUR	4,000	4,476,917

Building & Development–2.11%
Aldesa Financial Services S.A. (Luxembourg)(h)	7.25%	04/01/21	EUR	6,550	6,303,609
Braas Monier Building Group S.A. (Germany)(h)(i)	5.07%	10/15/20	EUR	4,000	4,526,168
CMC Di Ravenna (Italy)(h)	7.50%	08/01/21	EUR	5,000	5,416,203
Galapagos Holding S.A. (Luxembourg)(h)(i)	4.83%	06/15/21	EUR	2,600	2,898,748
Galapagos Holding S.A. (Luxembourg)(h)	7.00%	06/15/22	EUR	1,000	1,057,502
Paroc Group OY (Finland)(h)(i)	5.30%	05/15/20	EUR	500	527,185
					20,729,415

Business Equipment & Services–0.97%
ADT Corp. (The)	6.25%	10/15/21		1,361	1,476,685
First Data Corp.(h)	6.75%	11/01/20		1,225	1,315,344
Iron Mountain, Inc.(h)	6.13%	09/15/22	GBP	4,100	6,709,575
					9,501,604

Cable & Satellite Television–0.75%
Charter Communications Operating LLC	7.00%	01/15/19		0	448

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Cable & Satellite Television–(continued)
UPC Broadband Holdings, B.V. (Netherlands)(h)	7.25%	11/15/21		$2,941	$3,235,100
UPC Broadband Holdings, B.V. (Netherlands)(h)	6.88%	01/15/22		236	259,305
YPSO Holding SA (France)(h)	5.63%	05/15/24	EUR	3,250	3,868,766
					7,363,619

Chemicals & Plastics–1.59%
Hexion Specialty Chemicals, Inc.	6.63%	04/15/20		6,294	6,026,505
Ineos Holdings Ltd.(h)	6.13%	08/15/18		616	629,860
Ineos Holdings Ltd.(h)(i)	7.25%	02/15/19	EUR	1,273	1,463,726
Ineos Holdings Ltd.(h)	8.38%	02/15/19		328	349,320
Ineos Holdings Ltd.(h)	7.50%	05/01/20		211	225,242
MacDermid, Inc.(h)	6.00%	02/01/23	EUR	5,875	6,952,449
					15,647,102

Clothing & Textiles–0.43%
SMCP SAS (France)(h)	8.88%	06/15/20	EUR	3,500	4,181,051

Conglomerates–1.19%
CeramTec Acquisition Corp.(h)	8.25%	08/15/21	EUR	4,500	5,540,305
Grupo Isolux Corsan Finance B.V. (Netherlands)(h)	6.63%	04/15/21	EUR	5,950	6,193,929
					11,734,234

Containers & Glass Products–2.15%
Ardagh Glass Finance PLC(h)	9.25%	10/15/20	EUR	3,500	4,200,635
Ardagh Glass Finance PLC(h)	6.25%	01/31/19		990	1,002,375
Ardagh Glass Finance PLC(h)	7.00%	11/15/20		178	177,660
Ardagh Glass Finance PLC(h)	4.25%	01/15/22	EUR	2,000	2,282,862
Onex Wizard US Acquisition(h)	7.75%	02/15/23	EUR	2,800	3,297,841
Reynolds Group Holdings Inc.	7.88%	08/15/19		936	995,670
Reynolds Group Holdings Inc.	9.88%	08/15/19		4,453	4,792,541
Reynolds Group Holdings Inc.	5.75%	10/15/20		1,563	1,633,335
Reynolds Group Holdings Inc.	6.88%	02/15/21		1,043	1,108,188
Smurfit Kappa (Ireland)(h)	2.75%	02/01/25	EUR	1,396	1,620,776
					21,111,883

Electronics & Electrical–0.22%
Blackboard Inc.(h)	7.75%	11/15/19		2,234	2,116,715

Farming & Agriculture–0.60%
Moy Park PLC (United Kingdom)(h)	6.25%	05/29/21	GBP	3,833	5,932,374

Financial Intermediaries–2.01%
Arrow Global Finance (United Kingdom)(h)(i)	5.34%	11/01/20	EUR	3,000	3,365,543
Cabot Financial S.A. (Luxembourg)(h)	6.50%	04/01/21	GBP	5,750	8,335,636
TMF Group Holdco B.V. (Netherlands)(h)(i)	5.46%	12/01/18	EUR	3,998	4,555,970
TMF Group Holding B.V. (Netherlands)(h)	9.88%	12/01/19	EUR	3,000	3,558,580
					19,815,729

Food & Drug Retailers–0.35%
Oswestry Midco Ltd. (United Kingdom)(h)(i)	4.81%	07/15/20	GBP	3,000	3,442,077

Food Products–0.02%
Chiquita Brands LLC	7.88%	02/01/21		203	223,554

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Forest Products–0.26%
Verso Paper Holdings LLC	11.75%	01/15/19		$2,632	$2,592,520

Health Care–2.89%
Biomet Inc.	6.50%	08/01/20		652	698,455
Care UK Health & Social Care PLC (United Kingdom)(h)(i)	5.56%	07/15/19	GBP	4,750	6,966,627
Community Health Systems, Inc.	6.88%	02/01/22		590	634,250
DJO Finance LLC	9.75%	10/15/17		3,041	3,117,025
DJO Finance LLC	8.75%	03/15/18		1,861	1,956,376
Groupe Labco S.A. (France)(h)	8.50%	01/15/18	EUR	3,000	3,550,187
Kinetic Concepts, Inc.	10.50%	11/01/18		1,619	1,780,900
Medi-Partenaires (France)(h)	7.00%	05/15/20	EUR	3,500	4,177,213
Unilabs Subholdings AB (Sweden)(h)	8.50%	07/15/18	EUR	3,750	4,411,505
Unilabs Subholdings AB (Sweden)(h)(i)	7.32%	07/15/18	EUR	1,000	1,119,050
					28,411,588

Insurance–0.82%
Domestic & General Group Ltd. (United Kingdom)(h)(i)	5.56%	11/15/19	GBP	3,500	5,389,969
Domestic & General Group Ltd. (United Kingdom)(h)	6.38%	11/15/20	GBP	1,750	2,724,704
					8,114,673

Leisure Goods, Activities & Movies–1.79%
Corleone Capital Ltd. (United Kingdom)(h)	9.00%	08/01/18	GBP	4,662	7,377,368
Vue Entertainment Investment Ltd. (United Kingdom)(h)(i)	5.32%	07/15/20	EUR	5,000	5,635,536
Vue Entertainment Investment Ltd. (United Kingdom)(h)	7.88%	07/15/20	GBP	2,750	4,606,465
					17,619,369

Nonferrous Metals & Minerals–0.48%
TiZir Ltd. (United Kingdom)(h)	9.00%	09/28/17		6,200	4,743,000

Oil & Gas–0.36%
Drill Rigs Holdings Inc.(h)	6.50%	10/01/17		4,342	3,462,745
Seventy Seven Operating LLC	6.50%	07/15/22		126	67,410
					3,530,155

Publishing–0.54%
Merrill Communications LLC(e)(h)	10.00%	03/08/23		5,381	5,354,246

Radio & Television–0.08%
Sinclair Television Group, Inc.	6.38%	11/01/21		740	786,250

Retailers (except Food & Drug)–1.73%
Claire’s Stores Inc.(h)	9.00%	03/15/19		1,507	1,422,231
Claire’s Stores Inc.(h)	6.13%	03/15/20		1,262	1,110,560
Guitar Center, Inc.(h)	6.50%	04/15/19		2,621	2,247,508
Matalan (United Kingdom)(h)	6.88%	06/01/19	GBP	4,197	6,576,735
New Look Bondco I PLC (United Kingdom)(h)(i)	6.33%	05/14/18	EUR	2,667	3,014,352
New Look Bondco I PLC (United Kingdom)(h)	8.75%	05/14/18	GBP	1,500	2,444,996
Targus Group International, Inc. PIK (Acquired 12/16/09-12/14/14; Cost $5,836,133)(e)(h)(j)(l)	10.00%	06/14/19		2,477	152,604
					16,968,986

Surface Transport–0.44%
Nobina Europe AB (Sweden)	8.00%	05/13/19	SEK	36,000	4,361,160

Telecommunications–3.03%
Altice Financing SA (Luxembourg)(h)	5.25%	02/15/23	EUR	4,050	4,855,069

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Telecommunications–(continued)
Altice Financing SA (Luxembourg)(h)	6.63%	02/15/23		$536	$560,120
Avaya Inc.(h)	7.00%	04/01/19		1,020	1,035,706
Goodman Networks Inc.	12.13%	07/01/18		4,887	4,813,695
Matterhorn Mobile S.A. (Luxembourg)(h)	9.00%	04/15/19	EUR	5,500	6,308,645
Matterhorn Mobile S.A. (Luxembourg)(h)	8.25%	02/15/20	EUR	5,000	6,063,853
Wind Telecomunicazioni S.p.A. (Italy)(h)(i)	4.07%	07/15/20	EUR	2,000	2,243,136
Wind Telecomunicazioni S.p.A. (Italy)(h)	7.00%	04/23/21	EUR	1,000	1,189,013
Windstream Corp.	7.50%	06/01/22		2,709	2,695,455
Windstream Corp.	6.38%	08/01/23		20	18,450
					29,783,142

Utilities–0.99%
Abengoa, S.A. (Spain)(h)	6.00%	03/31/21	EUR	2,750	2,954,292
Calpine Corp.(h)	6.00%	01/15/22		430	471,388
Calpine Corp.(h)	7.88%	01/15/23		0	165
MEIF Renewable Energy UK PLC (United Kingdom)(h)	6.75%	02/01/20	GBP	1,000	1,579,514
NRG Energy Inc.	6.25%	07/15/22		958	1,001,110
NRG Energy Inc.	6.63%	03/15/23		1,103	1,163,665
Viridian Group Holdings Ltd. (Ireland)(h)	7.50%	03/01/20	EUR	2,250	2,580,507
					9,750,641
Total Bonds & Notes					259,091,959

Structured Products–7.18%
Apidos Cinco CDO(h)(i)	4.51%	05/14/20		930	919,119
Apidos CLO IX(h)(i)	6.75%	07/15/23		2,660	2,693,749
Apidos CLO X(h)(i)	6.48%	10/30/22		3,499	3,497,251
Apidos CLO XI(h)(i)	5.51%	01/17/23		4,830	4,515,084
Apidos CLO XV(h)(i)	5.01%	10/20/25		1,000	893,000
Apidos Quattro CDO(h)(i)	3.86%	01/20/19		421	415,653
Avoca CLO XII Ltd. (Italy)(h)(i)	5.75%	10/15/27	EUR	1,500	1,620,161
Babson CLO Ltd. 2013-II(h)(i)	4.75%	01/18/25		2,365	2,067,483
Babson Euro CLO 2014-1 B.V. (Netherlands)(h)(i)	4.67%	04/15/27	EUR	2,000	2,051,890
Babson Euro CLO 2014-1 B.V. (Netherlands)(h)(i)	5.67%	04/15/27	EUR	621	608,620
Carlyle Global Market Strategies CLO 2012-3(h)(i)	5.75%	10/14/24		623	599,824
Carlyle Global Market Strategies CLO 2013-1(h)(i)	5.73%	02/14/25		1,200	1,150,320
Centurion CDO 15 Ltd.(h)(i)	2.49%	03/11/21		2,750	2,630,375
Euro Galaxy 2013-3 (Netherlands)(h)(i)	5.28%	01/15/27	EUR	2,929	3,127,907
Flagship CLO VI(h)(i)	4.99%	06/10/21		3,085	3,066,205
Flagship CLO VI(h)(i)	4.99%	06/10/21		922	916,809
Halcyon Loan Investors CLO II, Ltd.(h)(i)	3.86%	04/24/21		2,121	2,032,130
ING Investment Management CLO 2012-3, Ltd.(h)(i)	6.10%	10/15/22		1,261	1,237,041
ING Investment Management CLO 2012-4, Ltd.(h)(i)	6.00%	10/15/23		4,765	4,649,210
ING Investment Management CLO 2013-3(h)(i)	4.76%	01/18/26		1,573	1,390,217
ING Investment Management CLO III, Ltd.(h)(i)	3.75%	12/13/20		1,842	1,796,871
ING Investment Management CLO IV, Ltd.(h)(i)	4.51%	06/14/22		395	388,957
Keuka Park CLO 2013-1(h)(i)	4.73%	10/21/24		328	290,575
KKR Financial CLO 2012-1, Ltd.(h)(i)	5.74%	12/15/24		4,900	4,639,320
Madison Park Funding X, Ltd.(h)(i)	5.48%	01/20/25		1,185	1,130,253
Madison Park Funding XIV, Ltd.(h)(i)	5.01%	07/20/26		750	666,600
Madison Park Funding XIV, Ltd.(h)(i)	5.66%	07/20/26		1,060	889,764
Octagon Investment Partners XIV Ltd.(h)(i)	5.50%	01/15/24		1,146	1,078,501

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Octagon Investment Partners XIX Ltd.(h)(i)	5.10%	04/15/26		$1,639	$1,454,776
Octagon Investment Partners XVIII Ltd.(h)(i)	5.48%	12/16/24		2,365	2,152,150
Pacifica CDO VI, Ltd.(h)(i)	4.01%	08/15/21		1,538	1,457,870
Regatta IV Funding Ltd. 2014-1(h)(i)	5.21%	07/25/26		1,000	879,700
Sierra CLO II Ltd.(h)(i)	3.76%	01/22/21		1,696	1,669,542
Silverado CLO 2006-II Ltd.(h)(i)	4.00%	10/16/20		2,050	1,960,620
Slater Mill Loan Fund, LP(h)(i)	5.76%	08/17/22		3,076	2,931,428
St. Paul’s IV CLO (Ireland)(h)(i)	5.06%	04/25/28	EUR	1,500	1,562,082
St. Paul’s IV CLO (Ireland)(h)(i)	6.26%	04/25/28	EUR	500	503,517
Symphony CLO IX, Ltd.(h)(i)	5.25%	04/16/22		1,047	1,007,319
Symphony CLO VIII, Ltd.(h)(i)	6.23%	01/09/23		3,116	3,097,304
Symphony CLO XI, Ltd.(h)(i)	5.51%	01/17/25		1,030	963,977
Total Structured Products					70,603,174

			Shares

Common Stocks & Other Equity Interests–4.66%
Aerospace & Defense–0.01%
IAP Worldwide Services(h)(k)				221	154,438

Building & Development–0.55%
Axia Acquisition Corp. (Acquired 03/19/10; Cost $1,404,030)(h)(k)				101	581,740
Building Materials Holding Corp.(h)(k)				512,204	3,627,941
Lake at Las Vegas Joint Venture, LLC, Class A (Acquired 07/15/10; Cost $24,140,508)(h)(k)				2,339	0
Lake at Las Vegas Joint Venture, LLC, Class B (Acquired 07/15/10; Cost $285,788)(h)(k)				28	0
Lake at Las Vegas Joint Venture, LLC, Class C, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)				117	0
Lake at Las Vegas Joint Venture, LLC, Class D, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)				161	0
Lake at Las Vegas Joint Venture, LLC, Class E, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)				180	0
Lake at Las Vegas Joint Venture, LLC, Class F, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)				202	0
Lake at Las Vegas Joint Venture, LLC, Class G, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)				229	0
Newhall Holding Co., LLC, Class A(h)(k)				237,569	712,707
Rhodes Homes(h)(l)				750,544	60,043
Tamarack Resort LLC (Acquired 03/07/14; Cost $0)(h)(k)				10,076	0
WCI Communities, Inc.(k)				18,849	450,868
					5,433,299

Chemicals & Plastics–0.00%
LyondellBasell Industries N.V., Class A(l)				344	29,553

Conglomerates–0.01%
Euramax International, Inc.(h)(k)				1,870	60,769

Cosmetics & Toiletries–0.01%
Marietta Intermediate Holding Corp.(h)(k)				1,641,483	103,413

Drugs–0.00%
BPA Laboratories, Class A, Wts. expiring 04/29/24 (Acquired 04/29/14; Cost $0)(h)(k)				4,658	0
BPA Laboratories, Class B, Wts. expiring 04/29/24 (Acquired 04/29/14; Cost $0)(h)(k)				7,468	0
					0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Dynamic Credit Opportunities Fund

	Shares	Value
Financial Intermediaries–0.00%
RJO Holdings Corp.(h)(k)	2,144	$21,440
RJO Holdings Corp., Class A(h)(k)	1,142	571
RJO Holdings Corp., Class B(h)(k)	3,333	1,667
		23,678

Leisure Goods, Activities & Movies–1.10%
Metro-Goldwyn-Mayer Inc., Class A(h)(k)	150,602	10,786,868

Lodging & Casinos–0.14%
Twin River Worldwide Holdings, Inc.(h)(k)	41,966	1,351,305

Publishing–0.82%
Affiliated Media, Inc.(h)(k)	87,369	3,014,224
Merrill Communications LLC, Class A(h)(k)	602,134	3,311,737
Tribune Co., Class A(m)	24,258	1,600,300
Tribune Publishing Co.(l)	6,064	130,376
		8,056,637

Retailers (except Food & Drug)–0.00%
Targus Group International, Inc. (Acquired 12/16/09; Cost $0)(h)(j)(k)	62,413	0

Surface Transport–2.02%
Nobina Europe AB (Sweden)(h)(k)	90,358,291	19,888,145

Utilities–0.00%
Bicent Power, LLC, Series A, Wts. expiring 08/21/22 (Acquired 08/21/12; Cost $0)(h)(k)	2,024	0
Bicent Power, LLC, Series B, Wts. expiring 08/21/22 (Acquired 08/21/12; Cost $0)(h)(k)	3,283	0
		0
Total Common Stocks & Other Equity Interests		45,888,105

Preferred Stocks–0.01%
Building & Development–0.01%
Tamarack Resort LLC (Acquired 03/07/14; Cost $42,952)(h)(k)	182	42,952
United Subcontractors, Inc. (Acquired 08/02/13; Cost $0)(h)(k)	3	76
		43,028

Financial Intermediaries–0.00%
RTS Investor Corp.(h)(k)	649	42,179
Total Preferred Stocks		85,207

Money Market Funds–0.70%
Liquid Assets Portfolio–Institutional Class(n)	3,448,092	3,448,092
Premier Portfolio–Institutional Class(n)	3,448,092	3,448,092
Total Money Market Funds		6,896,184
TOTAL INVESTMENTS**–152.31% (Cost $1,570,433,684)		1,498,469,365
OTHER ASSETS LESS LIABILITIES–(2.91)%		(28,671,831)
BORROWINGS–(36.69)%		(361,000,000)
VARIABLE RATE TERM PREFERRED SHARES–(12.71)%		(125,000,000)
NET ASSETS–100.00%		$983,797,534

Investment Abbreviations:

CDO	– Collateralized Debt Obligation
CLO	– Collateralized Loan Obligation
EUR	– Euro
GBP	– British Pound
LOC	– Letter of Credit
PIK	– Payment in Kind
SEK	– Swedish Krona
Wts.	– Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Dynamic Credit Opportunities Fund

Notes to Schedule of Investments:

(a)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(b)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.
(c)	This floating rate interest will settle after February 28, 2015, at which time the interest rate will be determined.
(d)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 8.
(e)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Dream Secured BondCo AB, Mezzanine Loan	3.75%	6.75%
Lake at Las Vegas Joint Venture, LLC, Exit Revolver Loan	—	5.00
Merrill Communications LLC	—	10.00
Tamarack Resort LLC, Term Loan A	8.00	8.00
Tamarack Resort LLC, Term Loan B	0.00	6.50
Targus Group International, Inc.	0.00	10.00
Viridian Group Holdings Ltd., Term Loan A	0.00	13.50

(f)	The borrower has filed for protection in federal bankruptcy court.
(g)	Restructured security not accruing interest income. The value of this security as of February 28, 2015 represented less than 1% of the Fund’s Net Assets.
(h)	Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2015 was $331,513,701, which represented 33.70% of the Fund’s Net Assets.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2015.
(j)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of February 28, 2015 was $152,604, which represented less than 1% of the Fund’s Net Assets. See Note 5.
(k)	Non-income producing securities acquired through the restructuring of senior loans.
(l)	Security acquired through the restructuring of senior loans.
(m)	Security acquired as part of a bankruptcy restructuring.
(n)	The money market fund and the Fund are affiliated by having the same investment adviser.
*	Principal amounts are denominated in U.S. dollars unless otherwise noted.
**	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Dynamic Credit Opportunities Fund

Statement of Assets and Liabilities

February 28, 2015

Assets:
Investments, at value (Cost $1,557,701,367)	$1,491,420,577
Investments in affiliates, at value (Cost $12,732,317)	7,048,788
Total investments, at value (Cost $1,570,433,684)	1,498,469,365
Cash	8,825,695
Foreign currencies, at value (Cost $26,832,427)	26,509,590
Receivable for:
Investments sold	71,996,308
Interest and fees	11,263,764
Investments matured, at value (Cost $26,404,116)	16,430,118
Forward foreign currency contracts outstanding	7,111,971
Investment for trustee deferred compensation and retirement plans	1,458
Deferred offering costs	686,772
Total assets	1,641,295,041

Liabilities:
Variable rate term preferred shares, at liquidation preference ($0.01 par value, 1,250 shares issued with liquidation preference of $100,000 per share)	125,000,000
Payable for:
Borrowings	361,000,000
Investments purchased	169,733,568
Dividends	143,674
Accrued fees to affiliates	653
Accrued interest expense	104,981
Accrued trustees’ and officers’ fees and benefits	4,221
Accrued other operating expenses	94,792
Trustee deferred compensation and retirement plans	1,458
Upfront commitment fees	1,414,160
Total liabilities	657,497,507
Net assets applicable to common shares	$983,797,534

Net assets applicable to common shares consist of:
Shares of beneficial interest	$1,411,503,314
Undistributed net investment income	(14,787,590)
Undistributed net realized gain (loss)	(342,873,690)
Net unrealized appreciation (depreciation)	(70,044,500)
$983,797,534

Common shares outstanding, $0.01 par value per common share, with an unlimited number of shares authorized:
Common shares outstanding	74,094,284
Net asset value per common share	$13.28
Market value per common share	$12.07

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Dynamic Credit Opportunities Fund

Statement of Operations

For the year ended February 28, 2015

Investment income:
Interest	$87,700,743
Dividends	1,250,832
Interest and dividends from affiliates	233,478
Other income	4,123,104
Total investment income	93,308,157

Expenses:
Advisory fees	18,457,898
Administrative services fees	237,371
Custodian fees	564,197
Interest, facilities and maintenance fees	5,689,938
Transfer agent fees	74,362
Trustees’ and officers’ fees and benefits	71,176
Other	352,597
Total expenses	25,447,539
Less: Fees waived	(11,990)
Net expenses	25,435,549
Net investment income	67,872,608

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment securities	(29,748,352)
Foreign currencies	(6,284,587)
Forward foreign currency contracts	70,666,431
34,633,492
Change in net unrealized appreciation (depreciation) of:
Investment securities	(92,976,671)
Foreign currencies	5,705,649
Forward foreign currency contracts	11,060,065
(76,210,957)
Net realized and unrealized gain (loss)	(41,577,465)
Net increase in net assets resulting from operations	$26,295,143

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Dynamic Credit Opportunities Fund

Statement of Changes in Net Assets

For the years ended February 28, 2015 and 2014

	2015	2014
Operations:
Net investment income	$67,872,608	$62,479,101
Net realized gain	34,633,492	10,175,170
Change in net unrealized appreciation (depreciation)	(76,210,957)	43,923,668
Net increase in net assets resulting from operations	26,295,143	116,577,939
Distributions to common shareholders from net investment income	(66,684,856)	(66,683,443)
Net increase (decrease) in net assets resulting from operations applicable to common shares	(40,389,713)	49,894,496
Increase from transactions in common shares of beneficial interest	—	271,929
Net increase (decrease) in net assets applicable to common shares	(40,389,713)	50,166,425

Net assets applicable to common shares:
Beginning of year	1,024,187,247	974,020,822
End of year (includes undistributed net investment income of $(14,787,590) and $(4,506,894), respectively)	$983,797,534	$1,024,187,247

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Dynamic Credit Opportunities Fund

Statement of Cash Flows

For the year ended February 28, 2015

Cash provided by operating activities:
Net increase in net assets resulting from operations applicable to common shares	$26,295,143

Adjustments to reconcile net increase in net assets to net cash provided by operating activities:
Purchases of investments	(1,730,732,994)
Proceeds from sales of investments	1,633,641,632
Net change in upfront commitment fees	(29,309)
Net change in transactions in foreign currency contracts	(11,060,065)
Amortization of loan fees	1,953,319
Decrease in interest receivables and other assets	239,810
Accretion of discount on investment securities	(8,091,094)
Decrease in accrued expenses and other payables	(172,606)
Net realized loss from investment securities	29,748,352
Net change in unrealized depreciation on investment securities	92,976,671
Net cash provided by operating activities	34,768,859

Cash provided by (used in) financing activities:
Dividends paid to common shareholders from net investment income	(66,677,224)
Proceeds from borrowings	377,000,000
Repayment of borrowings	(347,000,000)
Net cash provided by (used in) financing activities	(36,677,224)
Net increase (decrease) in cash and cash equivalents	(1,908,365)
Cash and cash equivalents at beginning of period	44,139,834
Cash and cash equivalents at end of period	$42,231,469

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$5,642,236

Notes to Financial Statements

February 28, 2015

NOTE 1—Significant Accounting Policies

Invesco Dynamic Credit Opportunities Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Fund’s investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or variable senior loans to corporations, partnerships, and other entities which operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Variable rate senior loan interests are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

29                         Invesco Dynamic Credit Opportunities Fund

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income are declared and paid monthly to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

30                         Invesco Dynamic Credit Opportunities Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, rating and bank agent fees and other expenses associated with lines of credit and Variable Rate Term Preferred Shares (“VRTP Shares”).
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

31                         Invesco Dynamic Credit Opportunities Fund

M.	Industry Concentration — To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
N.	Bank Loan Risk — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
O.	Foreign Risk — The Fund may invest in senior loans to borrowers that are organized or located in countries other than the United States. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to currency risk. The Fund also may hold non-U.S. dollar denominated senior loans or other securities received as part of a reorganization or restructuring. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.
P.	Other Risks — The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

Q.	Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Trust by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into an investment advisory agreement with Invesco Advisers, Inc. (“the Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser monthly based on the annual rate of 1.25% of the Fund’s average daily managed assets. Managed assets for this purpose means the Funds’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Fund’s financial statements for purposes of GAAP.)

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2015, the Adviser waived advisory fees of $11,990.

The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2015, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

Certain officers and trustees of the Fund are officers and directors of Invesco.

32                         Invesco Dynamic Credit Opportunities Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Variable Rate Senior Loan Interests	$—	$1,009,732,689	$106,172,047	$1,115,904,736
Bonds & Notes	—	253,585,109	5,506,850	259,091,959
Structured Products	—	70,603,174	—	70,603,174
Equity Securities	9,107,281	39,739,472	4,022,743	52,869,496
	9,107,281	1,373,660,444	115,701,640	1,498,469,365
Forward Foreign Currency Contracts*	—	7,111,971	—	7,111,971
Total Investments	$9,107,281	$1,380,772,415	$115,701,640	$1,505,581,336

*	Unrealized appreciation.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 28, 2015:

	Value 02/28/14	Purchases	Sales	Accrued discounts/ premiums	Net realized gain (loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 02/28/15
Variable Rate Senior Loan Interests	$83,725,277	$63,986,818	$(39,880,274)	$268,130	$(6,357,574)	$(1,480,102)	$22,029,416	$(16,119,644)	$106,172,047
Bonds & Notes	1,865,968	611,375	—	—	—	(2,324,739)	5,354,246	—	5,506,850
Equity Securities	9,313,929	282,711	—	—	(4,090,000)	4,042,583	3,074,267	(8,600,747)	4,022,743
Total	$94,905,174	$64,880,904	$(39,880,274)	$268,130	$(10,447,574)	$237,742	$30,457,929	$(24,720,391)	$115,701,640

Securities determined to be Level 3 at the end of the reporting period were valued utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$9,607,841	$(2,495,870)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Forward foreign currency contracts outstanding.

33                         Invesco Dynamic Credit Opportunities Fund

Effect of Derivative Investments for the year ended February 28, 2015

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain:
Currency risk	$70,666,431
Change in Unrealized Appreciation:
Currency risk	11,060,065
Total	$81,726,496

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$458,255,392

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
03/06/15	Goldman Sachs & Co.	EUR	120,000,000	USD	138,918,710	$134,290,646	$4,628,064
03/06/15	Goldman Sachs & Co.	USD	3,999,730	EUR	3,500,000	3,916,811	(82,919)
03/06/15	JPMorgan Chase Bank N.A.	EUR	115,000,000	USD	133,126,875	128,695,203	4,431,672
03/06/15	Goldman Sachs & Co.	GBP	84,500,000	USD	128,039,542	130,452,493	(2,412,951)
03/06/15	Goldman Sachs & Co.	SEK	200,000,000	USD	24,538,092	23,989,987	548,105
Total Open Forward Foreign Currency Contracts — Currency Risk							$7,111,971

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
SEK	– Swedish Krona
USD	– U.S. Dollar

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of February 28, 2015.

Assets:
	Gross amounts of Recognized Assets	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets & Liabilities	Collateral Received		Net Amount
Counterparty				Financial Instruments	Cash
Goldman Sachs & Co.	$5,176,169	$(2,495,870)	$2,680,299	$—	$—	$2,680,299
JPMorgan Chase Bank N.A.	4,431,672	—	4,431,672	—	—	4,431,672
Total	$9,607,841	$(2,495,870)	$7,111,971	$—	$—	$7,111,971

Liabilities:
	Gross amounts of Recognized Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets & Liabilities	Collateral Pledged		Net Amount
Counterparty				Financial Instruments	Cash
Goldman Sachs & Co.	$2,495,870	$(2,495,870)	$—	$—	$—	$—

34                         Invesco Dynamic Credit Opportunities Fund

NOTE 5—Investments in Other Affiliates

The 1940 Act defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended February 28, 2015.

	Value 02/28/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 02/28/15	Interest/ Dividend Income
Targus International Inc. — Notes	$1,865,968	$611,375	$—	$(2,324,739)	$—	$152,604	$230,030
Targus International Inc. — Common Shares	759,566	—	—	(759,566)	—	0	—
Total	$2,625,534	$611,375	$—	$(3,084,305)	$—	$152,604	$230,030

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Effective August 29, 2014, Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” includes amounts accrued by the Fund to fund such deferred compensation amounts.

During the year ended February 28, 2015, the Fund paid legal fees of $81,248 for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Fund. A former trustee of the Fund is Of Counsel of Skadden, Arps, Slate, Meagher & Flom LLP. Effective August 29, 2014, Skadden, Arps, Slate, Meagher & Flom LLP is no longer counsel to the Fund.

NOTE 7—Cash Balances and Borrowings

Effective August 27, 2014, the Fund has entered into a $400 million revolving credit and security agreement which will expire on August 25, 2015. The revolving credit and security agreement is secured by the assets of the Fund. Prior to August 27, 2014, the revolving credit and security agreement was $350 million.

During the year ended February 28, 2015, the average daily balance of borrowing under the revolving credit and security agreement was $340,647,541 with a weighted interest rate of 0.86%. Expenses under the credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of February 28, 2015. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve.

Borrower	Type	Principal Amount*	Value
David’s Bridal, Inc.	Revolver Loan	$1,551,172	$1,411,566
Delta Air Lines, Inc.	Revolver Loan	7,019,463	6,902,483
Delta Air Lines, Inc.	Revolver Loan	1,032,274	993,564
Dream Secured BondCo AB	Revolver Loan	EUR 4,000,000	4,386,676
Equinox Holdings Inc.	Revolver Loan	1,047,281	942,553
Getty Images, Inc.	Revolver Loan	4,246,739	3,652,195
Hearthside Group Holdings, LLC	Revolver Loan	1,477,841	1,472,705
H.J. Heinz Co.	Revolver Loan	6,837,334	6,796,857
Lake at Las Vegas Joint Venture, LLC	Exit Revolver Loan	40,531	21,684
Realogy Corp.	Extended Revolver Loan	3,279,582	3,164,797
Surgical Care Affiliates, LLC	Revolver Loan B	5,068,526	5,033,299
Trans Union LLC	Revolver Loan	786,384	778,300
Tunstall Group Finance Ltd.	Acquisition Facility Loan	GBP 4,000,000	5,002,077
Tyrol Acquisition 2 SAS	Revolver Loan	EUR 2,000,000	2,218,517
Vitalia Holdco S.a r.l.	Revolver Loan	EUR 2,000,000	2,159,767
			$44,937,040

*	Principal amounts are denominated in U.S. Dollars unless otherwise noted.

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling

35                         Invesco Dynamic Credit Opportunities Fund

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2015 and 2014:

	2015	2014
Ordinary income	$66,684,856	$66,683,443
Ordinary income — taxable VRTP Shares	1,777,362	858,489
Total distributions	$68,462,218	$67,541,932

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$3,932,512
Net unrealized appreciation (depreciation) — investments	(78,449,605)
Net unrealized appreciation (depreciation) — other investments	(5,192,151)
Temporary book/tax differences	(1,269)
Post-October deferrals	(13,332,790)
Capital loss carryforward	(334,662,477)
Shares of beneficial interest	1,411,503,314
Total net assets	$983,797,534

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, book to tax accretion and amortization differences and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $49,077,183 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 29, 2016	$431,578	$—	$431,578
February 28, 2017	76,783,001	—	76,783,001
February 28, 2018	230,817,698	—	230,817,698
February 28, 2019	2,612,706	—	2,612,706
No subject to expiration	—	24,017,494	24,017,494
	$310,644,983	$24,017,494	$334,662,477

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2015 was $1,689,029,571 and $1,573,506,600, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$49,299,223
Aggregate unrealized (depreciation) of investment securities	(127,748,828)
Net unrealized appreciation (depreciation) of investment securities	$(78,449,605)

Cost of investments for tax purposes is $1,576,918,970.

36                         Invesco Dynamic Credit Opportunities Fund

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premium amortization and foreign currency transactions, on February 28, 2015, undistributed net investment income was decreased by $11,468,448, undistributed net realized gain (loss) was increased by $11,634,963 and shares of beneficial interest was decreased by $166,515. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	February 28,
	2015	2014
Beginning shares	74,094,284	74,073,880
Shares issued through dividend reinvestment	—	20,404
Ending shares	74,094,284	74,094,284

The Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 13—Variable Rate Term Preferred Shares

On August 29, 2013, the Fund issued in the aggregate 1,250 VRTP Shares of the following series: (i) 2016/9-VTA C-1 (the “C-1 Series”), (ii) 2016/9-VTA C-2 (the “C-2 Series”), (iii) 2016/9-VTA C-3 (the “C-3 Series”), (iv) 2016/9-VTA C-4 (the “C-4 Series”) and (v) 2016/9-VTA L-1 (the “L-1 Series”), each with a liquidation preference of $100,000 per share, pursuant to an offering exempt from registration under the 1933 Act. Proceeds from the issuance of VRTP Shares on August 24, 2013 were used to repay a portion of the Fund’s outstanding borrowings under the existing revolving credit agreement. VRTP Shares are a floating-rate form of preferred shares with a mandatory redemption date. The Fund is required to redeem all outstanding VRTP Shares on September 1, 2017, unless earlier redeemed, repurchased or extended. VRTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. On or prior to the redemption date, the Fund will be required to segregate assets having a value equal to 110% of the redemption amount.

The Fund incurred costs in connection with the issuance of the VRTP Shares. These costs were recorded as a deferred charge and are being amortized over the original 3 year life of the VRTP Shares. Amortization of these costs is included in Interest, facilities and maintenance fees on the Statement of Operations and the unamortized balance is included in Deferred offering costs on the Statement of Assets and Liabilities.

Dividends paid on the VRTP Shares (which are treated as interest expense for financial reporting purposes) are declared daily and paid monthly. The rate for dividends was equal to the sum of an applicable base rate (defined below) plus a ratings spread of 1.20%-5.20%, which is based on the long term rating assigned to the VRTP Shares by Moody’s and Fitch.

Series	Applicable Base Rate
C-1 Series	Equal to the weighted average interest rate paid or payable as interest on commercial paper notes issued by CHARTA, LLC to purchase shares of the C-1 Series
C-2 Series	Equal to the weighted average interest rate paid or payable as interest on commercial paper notes issued by CAFCO, LLC to purchase shares of the C-2 Series
C-3 Series	Equal to the weighted average interest rate paid or payable as interest on commercial paper notes issued by CIESCO, LLC to purchase shares of the C-3 Series
C-4 Series	Equal to the weighted average interest rate paid or payable as interest on commercial paper notes issued by CRC Funding, LLC to purchase shares of the C-4 Series
L-1 Series	30 day London Interbank Offered Rate by Citibank in London, England

The average aggregate liquidation preference outstanding and the average annualized dividend rate of the VRTP Shares during the year ended February 28, 2015 were $125,000,000 and 1.40%, respectively.

The Fund is subject to certain restrictions relating to the VRTP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of VRTP Shares at liquidation preference.

The liquidation preference of VRTP Shares, which are considered debt of the Fund for financial reporting purposes, is recorded as a liability under the caption Variable rate term preferred shares on the Statement of Assets and Liabilities. Unpaid dividends on VRTP Shares are recognized as Accrued interest expense on the Statement of Assets and Liabilities. Dividends paid on VRTP Shares are recognized as a component of Interest, facilities and maintenance fees on the Statement of Operations.

37                         Invesco Dynamic Credit Opportunities Fund

NOTE 14—Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the year ended February 28, 2015, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Barclays Bank PLC	$4,246,739	$3,652,195
Citibank, N.A.	3,279,582	3,164,797
Goldman Sachs Lending Partners LLC	8,685,727	8,478,895
Merrill Lynch Capital Services, Inc.	EUR 2,022,844	2,243,856
Total		$17,539,743

Currency Abbreviations:

EUR	– Euro

NOTE 15—Dividends

The Fund declared the following dividends from net investment income subsequent to February 28, 2015:

Declaration Date	Amount per Share	Record Date	Payable Date
March 2, 2015	$0.075	March 13, 2015	March 31, 2015
April 1, 2015	$0.075	April 13, 2015	April 30, 2015

NOTE 16—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Years ended February 28,						Year ended February 29, 2012	Seven months ended February 28, 2011		Year ended July 31, 2010
	2015		2014		2013
Net asset value per common share, beginning of period	$13.82		$13.15		$12.37		$13.29	$12.53		$11.00
Net investment income(a)	0.92		0.84		0.91		0.84	0.43		0.80
Net gains (losses) on securities (both realized and unrealized)	(0.56)		0.73		0.77		(0.88)	0.93		1.79
Total from investment operations	0.36		1.57		1.68		(0.04)	1.36		2.59
Dividends from net investment income	(0.90)		(0.90)		(0.90)		(0.88)	(0.60)		(1.06)
Net asset value per common share, end of period	$13.28		$13.82		$13.15		$12.37	$13.29		$12.53
Market value per common share, end of period	$12.07		$12.90		$13.29		$11.62	$12.83		$11.94
Total return at net asset value(b)	3.29%		12.65%		14.13%		0.35%	11.30%
Total return at market value(c)	0.57%		4.04%		23.00%		(2.36)%	12.79%		30.65%
Net assets applicable to common shares, end of period (000’s omitted)	$983,798		$1,024,187		$974,021		$916,236	$983,818		$927,104
Portfolio turnover rate(d)(e)	103%		121%		129%		132%	88%		56%

Ratios/supplement data based on average net assets applicable to common shares outstanding:
Ratio of expenses	2.52	%(f)(g)	2.25	%(g)	2.09	%(g)	2.21%	2.22	%(h)	2.29%
Ratio of expenses excluding interest, facilities and maintenance fees	1.96	%(f)	1.82%		1.72%		1.86%	1.71	%(h)	1.74%
Ratio of net investment income	6.72	%(f)	6.28%		7.15%		6.73%	5.72	%(h)	6.56%

Senior indebtedness:
Total amount of preferred shares outstanding (000’s omitted)	$125,000		$125,000
Total borrowings (000’s omitted)	$361,000		$331,000		$240,000		$232,000	$281,000		$252,500
Asset coverage per $1,000 unit of senior indebtedness(i)	$4,071		$4,472		$5,058		$4,949	$4,501		$4,672
Asset coverage per preferred share(j)	$887,038		$919,350
Liquidating preference per preferred share	$100,000		$100,000

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.
(e)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average net assets applicable to common shares (000’s omitted) of $1,010,309.
(g)	Includes fee waivers which were less than 0.005% per share.
(h)	Annualized.
(i)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares and borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
(j)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets and dividing by the total number of preferred shares outstanding.

38                         Invesco Dynamic Credit Opportunities Fund

NOTE 17—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Pending Litigation and Regulatory Inquiries

The Fund is named as a defendant in an adversary proceeding in the Bankruptcy Court of the Southern District of Florida. The complaint was filed on July 14, 2008 by the Official Committee of Unsecured Creditors of TOUSA, Inc., on behalf of certain subsidiaries of TOUSA, Inc. (the “Conveying Subsidiaries”), and filed as amended on October 17, 2008. The Committee made allegations against the Fund in two separate capacities: as “Transeastern Lenders” and as “First Lienholders” (collectively, the “Lenders”). The Transeastern Lenders loaned money to form a joint venture between TOUSA, Inc. and Falcone/Ritchie LLC. TOUSA, Inc. later repaid the loans from the Transeastern Lenders as part of a global settlement of claims against it. The repayment was financed using proceeds of new loans (the “New Loans”), for which the Conveying Subsidiaries conveyed first and second priority liens on their assets to two groups of lienholders (the First and Second Lienholders, collectively “New Lenders”). The Conveying Subsidiaries were not obligated on the original debt to the Transeastern Lenders. The Committee alleged, inter alia, that both the repayment to the Transeastern Lenders and the grant of liens to the First and Second Lienholders should be avoided as fraudulent transfers under the bankruptcy laws. More specifically, the Committee alleged: (1) that the Conveying Subsidiaries’ transfer of liens to secure the New Loans was a fraudulent transfer under 11 U.S.C. § 548 because the Conveying Subsidiaries were insolvent at the time of the transfer and did not receive reasonably equivalent value for the liens; and (2) that the Transeastern Lenders were, under 11 U.S.C. § 550, entities for whose benefit the liens were fraudulently transferred to the New Lenders. The case was tried in 2009 and on October 13, 2009, the Bankruptcy Court rendered a Final Judgment against the Lenders, which was later amended on October 30, 2009, requiring the Lenders to post bonds equal to 110% of the damages and disgorgement ordered against them. The Transeastern Lenders and First Lienholders separately appealed the decision to the District Court for the Southern District of Florida. On February 11, 2011, the District Court, issued an order in the Transeastern Lenders’ appeal that: 1) quashed the Bankruptcy Court’s Order as it relates to the liability of the Transeastern Lenders; 2) made null and void the Bankruptcy Court’s imposition of remedies as to the Transeastern Lenders; 3) discharged all bonds deposited by Transeastern Lenders, unless any further appeals are filed, in which case the bonds would remain in effect pending resolution of appeals; 4) dismissed as moot additional appeal proceedings of the Transeastern Lenders that were contingent upon the District Court’s decision concerning liability; and 5) closed all District Court appeal proceedings concerning the Transeastern Lenders. The Committee appealed to the Eleventh Circuit Court of Appeals. In a decision filed on May 15, 2012, the Eleventh Circuit reversed the District Court’s opinion, affirmed the liability findings of the Bankruptcy Court against the Transeastern Lenders, and remanded the case to the District Court to review the remedies ordered by the Bankruptcy Court. The appeal of the Transeastern Lenders is currently pending before the District Court. The First Lienholders, having paid its obligations under the bankruptcy plan, have been fully and finally released pursuant to a court order dated August 30, 2013.

Management of Invesco and the Fund believe that the outcome of the proceedings described above will have no material adverse effect on the Fund or on the ability of Invesco to provide ongoing services to the Fund.

39                         Invesco Dynamic Credit Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Dynamic Credit Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Dynamic Credit Opportunities Fund (hereafter referred to as the “Fund”) at February 28, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

April 29, 2015

40                         Invesco Dynamic Credit Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2015:

Federal and State Income Tax
Qualified Dividend Income*	2.09%
Corporate Dividends Received Deduction*	2.09%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

41                         Invesco Dynamic Credit Opportunities Fund

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Martin L. Flanagan[1] — 1960 Trustee	2014

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2014

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2014	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2007	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2014	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Vice Chair, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2014

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2014

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2014	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2014	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2014	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2007	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2014	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

T-2                         Invesco Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2007	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2014	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2010

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2010

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2014

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

Office of the Fund 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Auditors PricewaterhouseCoopers LLP 1000 Louisiana St., Suite 5800 Houston, TX 77002-5678	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Transfer Agent Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021	Investment Sub-adviser Invesco Senior Secured Management, Inc. 1166 Avenue of the Americas New York, NY 10036

T-4                         Invesco Dynamic Credit Opportunities Fund

Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O.Box 30170, College Station, TX 77842-3170.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Fund is shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.

SEC file number: 811-22043	VK-CE-DCO-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, James T. Bunch, Bruce L. Crockett, Rod F. Dammeyer, Larry Soll and Raymond Stickel, Jr. David C. Arch, James T. Bunch, Bruce L. Crockett, Rod F. Dammeyer, Larry Soll, and Raymond Stickel, Jr. are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by Principal Accountant Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2015	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2015 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2014	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2014 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$67,950	N/A	$58,175	N/A
Audit-Related Fees(2)	$12,000	0%	$16,545	0%
Tax Fees(3)	$8,510	0%	$4,550	0%
All Other Fees(4)	$0	0%	$1,923	0%

Total Fees	$88,460	0%	$81,193	0%

(g) PWC billed the Registrant aggregate non-audit fees of $20,510 for the fiscal year ended 2015, and $23,018 for the fiscal year ended 2014, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the fiscal year end February 28, 2015 includes fees billed for agreed upon procedures related to line of credit compliance. Audit-Related fees for the fiscal year end February 28, 2014 includes fees billed for agreed upon procedures related to variable municipal term preferred shares and line of credit compliance.

(3)	Tax fees for the fiscal year end February 28, 2015 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end February 28, 2014 includes fees billed for reviewing tax returns.
(4)	All other fees for the fiscal year end February 28, 2014 includes fees billed for completing professional services related to benchmark analysis.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2015 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2015 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2014 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2014 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit-Related Fees	$574,000	0%	$574,000	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$574,000	0%	$574,000	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the year end 2015 include fees billed related to reviewing controls at a service organization.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $4,009,694 for the fiscal year ended February 28, 2015, and $1,645,309 for the fiscal year ended February 28, 2014, for non-audit services rendered to Invesco and Invesco Affiliates.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: David C. Arch, James T. Bunch, Bruce L. Crockett, Rod F. Dammeyer, Larry Soll, Raymond Stickel, Jr. and Suzanne H. Woolsey.

(b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.1.       PROXY POLICIES AND PROCEDURES – INVESCO ADVISERS

Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by Policy	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client’s best interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last ☐ Reviewed ☑ Revised by Compliance for Accuracy	October 21, 2014
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Invesco Advisers, Inc., Invesco Funds Board
Approved/Adopted Date	October 21, 2014

The following policies and procedures apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. to vote proxies associated with securities held on their behalf (collectively, “Clients”).

A. GUIDING PRINCIPLES

Public companies hold meetings for shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and the selection of auditors, are addressed and, where applicable, voted on by shareholders. Proxy voting gives shareholders the opportunity to vote on issues that impact a company’s operations and policies without attending the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its Clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with Clients’ best interests, which Invesco interprets to mean Clients’ best economic interests, and Invesco’s established proxy voting policies and procedures.

The primary aim of Invesco’s proxy policies is to encourage a culture of performance among the companies in which Invesco invests on behalf of Clients, rather than one of mere conformance with a prescriptive set of rules and constraints. Rigid adherence to a checklist approach to corporate governance issues is, in itself, unlikely to maximize shareholder value.

October 2014

I.1 - 1

The proxy voting process at Invesco, which is driven by investment professionals, focuses on the following

•

maximizing long-term value for Clients and protecting Clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders;

•

reflecting Invesco’s belief that environmental, social and corporate governance proposals can influence long-term shareholder value and should be voted in a manner where such long-term shareholder value is maximized; and

•	addressing potential conflicts of interest that may arise from time to time in the proxy voting process.

B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy Administration – In General

Guided by its philosophy that proxy voting is an asset that is to be managed by each investment team, consistent with that team’s view as to the best economic interest of Clients, Invesco has created the Invesco US Proxy Advisory Committee (“IUPAC”). The IUPAC is an investments -driven committee comprised of representatives from each investment management team and Invesco’s Head of Proxy Administration. IUPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex, and to vote proxies where Invesco as a firm has a conflict of interest with an issuer or an investment professional has a personal conflict of interest with an issuer whose proxy he or she is charged with voting. Absent a conflict of interest, the IUPAC representative for each investment team, in consultation with his or her team, is responsible for voting proxies for the securities the team manages. In addition to IUPAC, the Invesco mutual fund board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by the Head of Proxy Administration. IUPAC and Invesco’s proxy administration, compliance and legal teams regularly communicate and review Invesco’s proxy policies and procedures to ensure that they remain consistent with Clients’ best interests, regulatory requirements and industry best practices.

Use of Third Party Proxy Advisory Services

Representatives of the IUPAC have direct access to third party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and use the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration group performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the firms are asked to deliver updates directly to the mutual fund board of trustees. IUPAC conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures.

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If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

Proxy Voting Platform and Administration

Invesco maintains a proprietary global proxy administration platform, supported by the Head of Proxy Administration and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions such as share blocking and issuer/shareholder engagement. Invesco believes that managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters (including reporting by business unit, issuer or issue) that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, is stored in order to build institutional knowledge over time across the Invesco complex with respect to individual companies and proxy issues. Investment professionals also use the platform to access third-party proxy research.

C. Proxy Voting Guidelines (the “Guidelines”)

The following guidelines describe Invesco’s general positions with regard to various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each investment team retains ultimate discretion to vote proxies in the manner they deem to be the most appropriate, consistent with the proxy voting principles and philosophy discussed above. Individual proxy votes therefore will differ from these guidelines from time to time.

I.	Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•

Elections of directors In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or

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nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

•

Director performance Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

•

Auditors and Audit Committee members Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

•

Majority standard in director elections The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

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Staggered Boards/Annual Election of Directors Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•

Supermajority voting requirements Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

•	Responsiveness of Directors Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

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Cumulative voting The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

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•

Shareholder access On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

II.	Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

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Executive compensation Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•

Equity-based compensation plans Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

•

Employee stock-purchase plans Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•

Severance agreements Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

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III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

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D.	EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these Guidelines unless the Client retains, in writing, the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For proxies held by certain Client accounts managed in accordance with fixed income, money market and index strategies, Invesco will typically vote in line with the majority of the rest of the shares voted by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the expertise and comprehensive proxy voting reviews conducted by teams employing active equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of Clients, absent certain types of conflicts of interest, which are discussed elsewhere in these policies and procedures.

Proxy Constraints

In certain circumstances, Invesco may refrain from voting where the economic or other opportunity cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its Clients’ proxies despite using commercially reasonable efforts to do so. Particular examples of such instances include, but are not limited to, the following:

•

When securities are participating in an Invesco securities lending program, Invesco determines whether to terminate the loan by weighing the benefit to the Client of voting a particular proxy versus the revenue lost by terminating the loan and recalling the securities.

•

In some countries the exercise of voting rights requires the Client to submit to “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to the Client(s) of voting a specific proxy outweighs the Client’s temporary inability to sell the security.

•	An inability to receive proxy materials from our Clients’ custodians with sufficient time and information to make an informed voting decision.

•

Some non-U.S. companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

In the great majority of instances Invesco is able to vote U.S. and non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as its framework, but also takes into account the corporate

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governance standards, regulatory environment and generally reasonable and governance-minded practices of the local market.

E.	Resolving potential conflicts of interest

Firm Level Conflicts of Interest

A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts.

Invesco generally resolves such potential conflicts in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of Clients, applying the Guidelines to vote Client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are not members of IUPAC.

Voting of Proxies Related to Invesco Ltd. In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held by Clients from time to time.

Personal Conflicts of Interest If any member of IUPAC has a personal conflict of interest with respect to a company or an issue presented for voting, that IUPAC member will inform IUPAC of such conflict and will abstain from voting on that company or issue. All IUPAC members shall sign an annual conflicts of interest memorandum.

Funds of Funds Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F. RECORDKEEPING

The Investments Administration team will be responsible for all Proxy Voting record keeping.

G.	Policies and Vote Disclosure

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A copy of these Guidelines and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative.

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Invesco Perpetual Policy on Corporate Governance and Stewardship

Invesco Perpetual

Policy on Corporate Governance and Stewardship

Contents

Page	Section

01	1.	Introduction

01	2.	Scope

02	3.	Responsible voting

02	4.	Voting procedures

03	5.	Dialogue with companies

03	6.	Non-routine resolutions and other topics

04	7.	Evaluation of companies’ environmental, social and governance arrangements (ESG)

04	8.	Disclosure and reporting

05	9.	UK Stewardship Code

07		Appendix 1 — Voting on shares listed outside of the UK, Europe and the US

Invesco Perpetual Policy on Corporate Governance and Stewardship	01

1. Introduction

Invesco Perpetual (IP), a business name of Invesco Asset Management Limited, has adopted a clear and considered policy towards its responsibility as a shareholder on behalf of all investors in portfolios managed by them. As part of this policy, IP will take steps to satisfy itself about the extent to which the companies in which it invests look after shareholder value in their companies and comply with local recommendations and practices, such as the UK Corporate Governance Code issued by the Financial Reporting Council and the U.S. Department of Labor Interpretive Bulletins.

IP has a responsibility to optimise returns to its clients. As a core part of the investment process, IP’s fund managers will endeavour to establish a dialogue with company management to promote company decision making that is in the best interests of shareholders, and is in accordance with good Corporate Governance principles.

Being a major shareholder in a company is more than simply expecting to benefit in its future earnings streams. In IP’s view, it is about helping to provide the capital a company needs to grow, about being actively involved in its strategy, when necessary, and helping to ensure that shareholder interests are always at the forefront of management’s thoughts.

IP primarily defines stewardship as representing the best interests of clients in its fiduciary role as a discretionary asset manager (not asset owner) and as an institutional shareholder, i.e. an organization which pools large sums of money and invest those sums in securities, real property and other investment assets. This is considered more appropriate than undertaking the stewardship of investee companies, which we believe should always remain the responsibility of the directors and executives of those companies. IP may at times seek to influence strategies of investee companies, where appropriate, on behalf of its clients, but IP will never seek to be involved in the day to day running of any investee companies.

IP considers that shareholder activism is fundamental to good Corporate Governance. Although this does not entail intervening in daily management decisions, it does involve supporting general standards for corporate activity and, where necessary, taking the initiative to ensure those standards are met, with a view to protecting and enhancing value for our investors in our portfolios.

Engagement will also be proportionate and will reflect the size of holdings, length of holding period and liquidity of the underlying company shares. This is because in most of IP’s investment jurisdictions, the only effective remedy of last resort available to shareholders, other than liquidating their share ownership, is the removal of directors.

2. Scope

The scope of this policy covers all portfolios that are managed by the IP investment teams located in Henley on Thames, United Kingdom and specifically excludes portfolios that are managed by other investment teams within the wider Invesco group that have their own voting, corporate governance and stewardship policies. As an example, within IP’s ICVC range the following funds are excluded: IP UK Enhanced Index, IP Hong Kong & China, IP Japanese Smaller Companies, IP Global Balanced Index, IP Global ex-UK Core Equity Index, IP Global ex-UK Enhanced Index and the IP Balanced Risk 6, 8 and 10 funds.

Invesco Perpetual Policy on Corporate Governance and Stewardship	02

3. Responsible voting

One important means of putting shareholder responsibility into practice is via the exercising of voting rights. In deciding whether to vote, IP will take into account such factors as the likely impact of voting on management activity, and where expressed, the preference of clients in portfolios managed by them. As a result of these two factors, IP will tend to vote on all UK, European and US shares but to vote on a more selective basis on other shares. (See Appendix I – Voting on shares listed outside of the UK, Europe and the US).

IP considers that the voting rights attached to its clients’ investments should be actively managed with the same duty of care as that applied to all other aspects of asset administration. As such, voting rights will be exercised on an informed and independent basis, and will not simply be passed back to the company concerned for discretionary voting by the Chairman.

In voting for or against a proposal, IP will have in mind three objectives, as follows:

-	To protect the rights of its clients

-	To minimise the risk of financial or business impropriety within the companies in which its clients are invested, and

-	To protect the long-term value of its clients’ investments.

It is important to note that, when exercising voting rights, the third option of abstention can also be used as a means of expressing dissatisfaction, or lack of support, to a board on any particular issue. Additionally, in the event of a conflict of interest arising between IP and its clients over a specific issue, IP will either abstain or seek instruction from each client.

IP will actively exercise the voting rights represented by the shares it manages on behalf of its clients where it is granted the discretion to do so. In certain circumstances the discretion is retained by the client, where they wish to be responsible for applying their own right to vote.

Note: Share blocking

Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as the time around a shareholder meeting.

4. Voting procedures

IP will endeavour to keep under regular review with trustees, depositaries, custodians and third party proxy voting services the practical arrangements for circulating company resolutions and notices of meetings and for exercising votes in accordance with standing or special instructions. Although IP’s proxy voting service will provide research and recommendations for each resolution, each fund manager will cast their vote independently considering their own research and dialogue with company management.

Proxy voting research and services are currently provided by Institutional Shareholder Services (ISS), part of the RiskMetrics Group.

IP will endeavour to review regularly any standing or special instructions on voting and where possible, discuss with company representatives any significant issues.

IP will take into account the implications of stock lending arrangements where this is relevant (that is, when stock is lent to the extent permitted by local regulations, the voting rights attaching to that stock pass to the borrower). However, IP does not currently enter into any stock lending arrangements as it believes the facility does not support active shareholder engagement.

Invesco Perpetual Policy on Corporate Governance and Stewardship	03

5. Dialogue with companies

IP will endeavour, where practicable and in accordance with its investment approach, to enter into a dialogue with companies’ management based on the mutual understanding of objectives. This dialogue is likely to include regular meetings with company representatives to explore any concerns about corporate governance where these may impact on the best interests of clients. In discussion with company boards and senior non-Executive Directors, IP will endeavour to cover any matters of particular relevance to investee company shareholder value.

Those people on the inside of a company, most obviously its executives, know their businesses much more intimately. Therefore, it is usually appropriate to leave strategic matters in their hands. However, if that strategy is not working, or alternatives need exploring, IP will seek to influence the direction of that company where practicable. In IP’s view, this is part of its responsibility to investors, where possible, in shaping strategy. Ultimately the business’ performance will have an impact on the returns generated by IP’s portfolios, whether it is in terms of share price performance or dividends, and IP wants to seek to ensure that the capital IP has invested on behalf of its clients is being used as effectively as possible. In the majority of cases IP is broadly in agreement with the direction of a company that it has invested in, as its initial decision to invest will have taken these factors into account. But these issues demand regular review, which can only be achieved through company meetings.

The building of this relationship facilitates frank and open discussion, and on-going interaction is an integral part of the fund manager’s role. The fact that IP has been a major shareholder in a number of companies for a long time, in particular within its domestic UK portfolios, reflects both the fact that IP’s original investments were based on a joint understanding of where the businesses were going and the ability of the companies’ management to execute that plan. Inevitably there are times when IP’s views diverge from those of the companies’ executives but, where possible, it attempts to work with companies towards a practical solution. However, IP believes that its status as part-owner of companies means that it has both the right and the responsibility to make its views known. The option of selling out of those businesses is always open, but normally IP prefers to push for change, even if this can be a slow process.

Specifically when considering resolutions put to shareholders, IP will pay attention to the companies’ compliance with the relevant local requirements. In addition, when analysing companies’ prospects for future profitability and hence returns to shareholders, IP will take many variables into account, including but not limited to, the following:

-	Nomination and audit committees

-	Remuneration committee and directors’ remuneration

-	Board balance and structure

-	Financial reporting principles

-	Internal control system and annual review of its effectiveness

-	Dividend and Capital Management policies

-	Socially Responsible Investing policies

6. Non-routine resolutions and other topics

These will be considered on a case-by-case basis and where proposals are put to the vote will require proper explanation and justification by (in most instances) the Board. Examples of such proposals would be all political donations and any proposal made by a shareholder or body of shareholders (typically a pressure group).

Apart from the three fundamental voting objectives set out under ‘Responsible Voting’ above, considerations that IP might apply to non-routine proposals will include:

-	The degree to which the company’s stated position on the issue could affect its reputation and/ or sales, or leave it vulnerable to boycott or selective purchasing

-	Peer group response to the issue in question

-	Whether implementation would achieve the objectives sought in the proposal

-	Whether the matter is best left to the Board’s discretion.

Invesco Perpetual Policy on Corporate Governance and Stewardship	04

7. Evaluation of companies’ environmental, social and governance arrangements

At IP, each fund manager is individually responsible for environmental, social and governance (ESG) matters, rather than utilising ESG professionals or an internal / external discrete team independent from the fund management process. ESG issues are deemed as an essential component of the fund manager’s overall investment responsibilities. Additionally, fund managers may call on the support of the IP Investment Management Operations team on any ESG matter.

As mentioned in Section 5, company meetings are an integral part of IP’s investment research approach and discussions at these meetings include all matters that might affect the share price, including ESG issues.

IP’s research is structured to give it a detailed understanding of a company’s key historical and future, long-term business drivers, such as demand for its products, pricing power, market share trends, cash flow and management strategy. This enables IP’s investment teams to form a holistic opinion of management strategy, the quality of the management, an opinion on a company’s competitive position, its strategic advantages/ disadvantages, and corporate governance arrangements, thus incorporating any inherent ESG issues.

IP will, when evaluating companies’ governance arrangements, particularly those relating to board structure and composition, give due weight to all relevant factors brought to its attention.

8. Disclosure and reporting

Although IP acknowledges initiatives of transparency, it is also very aware of its fiduciary duty and the interests of all investors in portfolios managed by them. As such, IP is very cognisant that disclosure of any meeting specific information may have a detrimental effect in its ability to manage its portfolios and ultimately would not be in the best interests of all clients. Primarily, this is for investor protection and to allow IP’s fund managers to manage their portfolios in the interests of all its clients.

Although IP does not report specific findings of company meetings for external use, it will seek to provide regular illustrations to demonstrate that active engagement is at the heart of its investment process.

For clients with individual mandates, (i.e. not invested in a fund), IP may discuss specific issues where it can share details of a client’s portfolio with that specific client. Occasionally, where IP has expressed strong views to management over matters of governance, those views have gained media attention, but IP will never seek to encourage such debates in the media.

On request from investors, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians provided that:

-	In IP’s view, it does not conflict with the best interests of other investors; and

-	It is understood that IP will not be held accountable for the expression of views within such voting instructions and

-	IP is not giving any assurance nor undertaking nor has any obligation to ensure that such instructions resulted in any votes actually being cast. Records of voting instructions within the immediate preceding three months will not normally be provided for activities within the funds managed by IP

Note:

The record of votes will reflect the voting instruction of the relevant fund manager. This may not be the same as votes actually cast as IP is entirely reliant on third parties complying promptly with such instructions to ensure that such votes are cast correctly. Accordingly, the provision of information relating to an instruction does not mean that a vote was actually cast, just that an instruction was given in accordance with a particular view taken.

Invesco Perpetual Policy on Corporate Governance and Stewardship	05

9. The UK Stewardship Code

The UK Stewardship Code (the Code) issued by the Financial Reporting Council (FRC) aims to enhance the quality of engagement between institutional investors and companies to help improve long-term returns to shareholders and the efficient exercise of governance responsibilities. The Code sets out seven principles, which support good practice on engagement with UK investee companies and to which the FRC believes institutional investors should aspire. The Code is applied on a ‘comply or explain’ approach. IP sets out below how it complies with each principle or details why it chooses not to.

Principle 1

Institutional investors should publicly disclose their policy on how they will discharge their stewardship responsibilities.

IP complies with Principle 1 and publishes the Invesco Perpetual Policy on Corporate Governance and Stewardship, which sets out how it will discharge its stewardship responsibilities, on the ‘About us’ page on its website:

The following is a summary:

IP primarily defines stewardship as representing the best interests of clients in its fiduciary role as a discretionary asset manager (not asset owner) and as an institutional shareholder, i.e. an organization which pools large sums of money and invest those sums in securities, and other investment assets. This is considered more appropriate than undertaking the stewardship of investee companies, which we believe should always remain the responsibility of the directors and executives of those companies. IP may at times seek to influence strategies of investee companies, where appropriate, on behalf of its clients, but IP will never seek to be involved in the day to day running of any investee companies. As a result, in the interests of the beneficiaries of the assets under its management, IP will engage with investee companies on strategy, share value performance, risk, capital structure, governance, culture, remuneration and other significant matters that may be subject to voting in a general meeting and of proportional interest in terms of value discovery in a business.

Principle 2

Institutional investors should have a robust policy on managing conflicts of interest in relation to stewardship and this policy should be publicly disclosed.

IP complies with Principle 2 by meeting its regulatory requirement of having an effective Conflicts of Interest Policy. Any conflicts of interest arising through its stewardship of investee companies will be handled in accordance with that policy.

In respect of stewardship, IP anticipates the opportunity for conflicts arising would be limited, e.g. where it invests in a company that is also a broker (i.e. dealing) of, or client of IP.

This Invesco UK Conflicts of Interest Policy is available on request and covers potential conflicts of interest in relation to stewardship. The Conflicts of Interest Policy defines a conflict of interest as ‘a situation where there is a material risk of damage to the interests of a client arising because of the interests of Invesco and our clients differ and any client and those of another client differ.’ As UK Stewardship is carried out in our clients’ interests, there are limited opportunities for conflicts of interest arising and, where they do, these are managed appropriately.

Principle 3

Institutional investors should monitor their investee companies.

As an active shareholder, IP complies with Principle 3. Through its investment process, fund managers endeavour to establish on a proportionate basis, on-going dialogue with company management and this is likely to include regular meetings. In discussions with company boards and senior non-Executive Directors, IP will explore any concerns about corporate governance where these may impact on the best interests of clients, together with any other matters of particular value to shareholders.

Meeting company boards of investee companies is a core part of IP’s investment process and IP is committed to keeping records of all future key engagement activities. As part of the engagement process IP fund managers may choose to be made insiders (i.e. to be made privy to material, non-public information) to protect and/or enhance investor value. In such circumstances they will follow IP’s regulatory required policy and processes to mitigate against market abuse, principally by systematically blocking any trading in insider securities.

When casting votes on behalf of investors, IP keeps detailed records of all instructions given in good faith to third parties such as trustees, depositories and custodians. Although the rationale for voting in a particular manner is not automatically captured through the voting process, the individually responsible fund manager would be expected to be able to clearly articulate their decision whenever required.

Invesco Perpetual Policy on Corporate Governance and Stewardship 9. The UK Stewardship Code	06

Principle 4

Institutional investors should establish clear guidelines on when and how they will escalate their activities as a method of protecting and enhancing shareholder value.

IP complies with Principle 4 with its fund managers managing corporate governance matters independently being a key part of their investment process to protect and add value on behalf investors. Initially any issues/concerns would be raised by its fund managers through IP’s process of on-going dialogue and company meetings. On occasions that a fund manager believes an issue is significant enough to be escalated, this will be done through IP’s Chief Investment Officer (CIO) and the IP Investment Management Operations team who will ensure the relevant internal resources are made available to support the fund manager in securing the most appropriate outcome for IP’s clients.

Principle 5

Institutional investors should be willing to act collectively with other investors where appropriate.

IP is supportive of collective engagement in cases where objectives between parties are mutually agreeable, there are no conflicts of interest and, as they pertain to the UK market, are not in breach of ‘concert party’ rules. Other shareholders can engage directly with the relevant fund manager or through an investment adviser. Alternatively, enquiries can be directed to any of the below:

-	Stuart Howard — Head of IP Investment Management Operations

-	Dan Baker — IP Investment Management Operations Manager

-	Charles Henderson — UK Equities Business Manager

Principle 6

Institutional investors should have a clear policy on voting and disclosure of voting activity.

As detailed in Section 3, IP is committed to voting on all the UK (together with European and US) stocks it holds for its underlying investors and where it has the full discretion to do so. Whilst comprehensive records of IP’s voting instructions are maintained, IP does not report specifically on its voting activity. Whilst being mindful of its fiduciary duty and the interest of all investors, IP believes that automatic public disclosure of its voting records may have a detrimental effect on its ability to manage its portfolios and ultimately would not be in the best interest of all clients.

On specific requests from clients, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians subject to limitations detailed in Section 8.

IP uses ISS to process its voting decisions and the ABI’s IVIS service for research for UK securities. Its instructions to ISS include a default instruction to vote with management, which is used only on the rare occasion when instructions are not successfully transmitted to ISS. IP will also consider the need to attend and vote at general meetings if issues prevent the casting of proxy votes within required time limits.

IP does not enter into stock lending arrangements which might impact the voting process.

Principle 7

Institutional investors should report periodically on their stewardship and voting activities.

IP complies with Principle 7 through a commitment to provide regular illustrations of its engagement activities and to respond to voting record requests from investors in its portfolios on an individual basis.

Although IP does not report specific findings of company meetings for external use, we will seek to provide illustrations to demonstrate that active engagement is at the heart of its investment process. On request from investors, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians subject to certain limitations outlined in Section 8. Although the rationale for its voting decision is not captured through the voting process, individual fund managers would be expected to articulate their decision whenever required.

IP currently does not obtain an independent opinion on its engagement and voting processes as it believes any value for its clients from such an opinion is outweighed by the costs of obtaining such an opinion. There is also no material demand from clients to provide such an independent assurance.

Invesco Perpetual Policy on Corporate Governance and Stewardship	07

Appendix 1

Voting on shares listed outside of the UK, Europe and the US

When deciding whether to exercise the voting rights attached to its clients’ shares listed outside of the UK, Europe and the US, IP will take into consideration a number of factors. These will include the:

-	Likely impact of voting on management activity, versus the cost to the client

-	Portfolio management restrictions (e.g. share blocking) that may result from voting

-	Preferences, where expressed, of clients

Generally, IP will vote on shares listed outside of the UK, Europe and the US by exception only, except where the client or local regulator expressly requires voting on all shares.

Note: Share blocking

Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.

Important information

As at 8 July 2014.

For more information on our funds, please refer to the most up to date relevant fund and share class-specific Key Investor Information Documents, the Supplementary Information Document, the ICVC ISA Key Features and Terms & Conditions, the latest Annual or Interim Short Reports and the latest Prospectus. This information is available using the contact details shown.

Telephone calls may be recorded.

The value of investments and any income will fluctuate (this may partly be the result of exchange rate fluctuations) and investors may not get back the full amount invested.

Where Invesco Perpetual has expressed views and opinions, these may change.

Invesco Perpetual is a business name of Invesco Asset Management Limited. Authorised and regulated by the Financial Conduct Authority.

Invesco Asset Management Limited

Registered in England 949417

Registered office Perpetual Park, Perpetual Park Drive, Henley-on-Thames,

Oxfordshire, RG9 1HH, UK.

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ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund:

•	Scott Baskind, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.

•	Nuno Caetano, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco Senior Secured and/or its affiliates since 2010.

•	Philip Yarrow, Portfolio Manager, who has been responsible for the Fund since 2007 and has been associated with Invesco Senior Secured and/or its affiliates since 2010. From 2005 to 2010 and prior to joining Invesco Senior Secured, Mr. Yarrow was an Executive Director with Morgan Stanley.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments made directly in the Fund, (ii) investments made in an Invesco pooled investment vehicle with the same or similar objectives and strategies as the Fund, and (iii) any investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 28, 2015 (unless otherwise noted):

Portfolio Manager	Dollar Range of Investments in each Fund[1]	Dollar Range of Investments in Invesco pooled investment vehicles[2]	Dollar Range of all Investments in Funds and Invesco pooled investment vehicles[3]
Invesco Dynamic Credit Opportunities Fund
Scott Baskind	None	N/A	$500,001 - $1,000,000
Nuno Caetano	None	N/A	None
Philip Yarrow	None	N/A	$100,001 - $500,000

[1]	This column reflects investments in a Fund’s shares beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). Beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household.
[2]	This column reflects portfolio managers’ investments made either directly or through a deferred compensation or a similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund as of the most recent fiscal year end of the Fund.
[3]	This column reflects the combined holdings from both the “Dollar Range of Investments in Invesco pooled investment vehicles” and the “Dollar Range of Investments in each Fund” columns.

Assets Managed

The following information is as of February 28, 2015 (unless otherwise noted):

Portfolio Manager	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco Dynamic Credit Opportunities Fund
Scott Baskind	4	$9,470.7	6	$6,031.8	33	$9,766.1
Nuno Caetano	None	None	None	None	None	None
Philip Yarrow	3	$3,750.1	6	$6,031.8	33	$9,766.1

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[4]
Invesco[5] Invesco Deutschland Invesco Hong Kong[5] Invesco Asset Management.	One-, Three- and Five-year performance against Fund peer group

Invesco- Invesco Real Estate[5,6] Invesco Senior Secured[5,7]	Not applicable

Invesco Canada[5]	One-year performance against Fund peer group Three- and Five-year performance against entire universe of Canadian funds

[4]	Rolling time periods based on calendar year-end.
[5]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.
[6]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.
[7]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.

Invesco Japan[8]	One-, Three- and Five-year performance

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred / Long Term Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of deferred/long term compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

[8]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2015, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2015, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    Invesco Dynamic Credit Opportunities Fund

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer
Date:	May 8, 2015

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	May 8, 2015

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	May 8, 2015

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.